UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☒Preliminary Proxy Statement

☐Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐Definitive Proxy Statement

☐Definitive Additional Materials

☐Soliciting Material Pursuant to §240.14a-12

GREAT-WEST FUNDS, INC.

(Name of Registrant as specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Proxy Materials

PLEASE CAST YOUR VOTE NOW

December 15, 2016

Dear Shareholder,

We are writing to inform you of the upcoming annual meeting of shareholders of Great-West Funds, Inc. (“Great-West Funds”) to vote on important matters affecting Great-West Funds. The meeting will be held on February 21, 2017 at 8515 East Orchard Road, Greenwood Village, Colorado 80111 at 10:30 a.m. Mountain Time. We are asking shareholders to elect five members to the Board of Directors of Great-West Funds and, for certain series of the Great-West Funds, to approve an amended and restated investment advisory agreement with Great-West Capital Management, LLC (“GWCM”).

The question and answer section that follows discusses the proposals. The proxy statement itself provides greater detail about the proposals. The Board of Directors of Great-West Funds recommends that you read the enclosed materials carefully and vote FOR each proposal.

You may vote in person at the meeting or choose one of the following options to authorize a proxy to vote your shares (which is commonly known as proxy voting):

●	Mail: Complete and return the enclosed proxy card.
●	Internet: Access the website shown on your proxy card and follow the online instructions.
●	Telephone: Call the toll-free number shown on your proxy card and follow the recorded instructions.

Thank you for your response and your continued investment in Great-West Funds.

Sincerely,

/s/ David Musto
David Musto President & Chief Executive Officer Great-West Funds, Inc.

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Important Information for Great-West Funds, Inc. Shareholders

Great-West Ariel Mid Cap Value Fund	Great-West Moderately Aggressive Profile II Fund
Great-West Bond Index Fund	Great-West Moderately Conservative Profile I Fund
Great-West Federated Bond Fund	Great-West Moderately Conservative Profile II Fund
Great-West Goldman Sachs Mid Cap Value Fund	Great-West Lifetime 2015 Fund
Great West Government Money Market Fund	Great-West Lifetime Conservative 2015 Fund
Great-West International Index Fund	Great-West Lifetime 2020 Fund
Great-West Invesco Small Cap Value Fund	Great-West Lifetime Conservative 2020 Fund
Great-West Loomis Sayles Bond Fund	Great-West Lifetime 2025 Fund
Great-West Loomis Sayles Small Cap Value Fund	Great-West Lifetime Conservative 2025 Fund
Great-West MFS International Growth Fund	Great-West Lifetime 2030 Fund
Great-West MFS International Value Fund	Great-West Lifetime Conservative 2030 Fund
Great-West Multi-Manager Large Cap Growth Fund	Great-West Lifetime 2035 Fund
Great-West Multi-Manager Small Cap Growth Fund	Great-West Lifetime Conservative 2035 Fund
Great-West Putnam Equity Income Fund	Great-West Lifetime 2040 Fund
Great-West Putnam High Yield Bond Fund	Great-West Lifetime Conservative 2040 Fund
Great-West Real Estate Index Fund	Great-West Lifetime 2045 Fund
Great-West S&P 500 Index Fund	Great-West Lifetime Conservative 2045 Fund
Great-West S&P Mid Cap 400 Index Fund	Great-West Lifetime 2050 Fund
Great-West S&P Small Cap 600 Index Fund	Great-West Lifetime Conservative 2050 Fund
Great-West Short Duration Bond Fund	Great-West Lifetime 2055 Fund
Great-West Stock Index Fund	Great-West Lifetime Conservative 2055 Fund
Great-West T. Rowe Price Equity Income Fund	Great-West SecureFoundation Balanced Fund
Great-West T. Rowe Price Mid Cap Growth Fund	Great-West SecureFoundation Lifetime 2015 Fund
Great-West Templeton Global Bond Fund	Great-West SecureFoundation Lifetime 2020 Fund
Great-West U.S. Government Mortgage Securities Fund	Great-West SecureFoundation Lifetime 2025 Fund
Great-West Aggressive Profile I Fund	Great-West SecureFoundation Lifetime 2030 Fund
Great-West Aggressive Profile II Fund	Great-West SecureFoundation Lifetime 2035 Fund
Great-West Conservative Profile I Fund	Great-West SecureFoundation Lifetime 2040 Fund
Great-West Conservative Profile II Fund	Great-West SecureFoundation Lifetime 2045 Fund
Great-West Moderate Profile I Fund	Great-West SecureFoundation Lifetime 2050 Fund
Great-West Moderate Profile II Fund	Great-West SecureFoundation Lifetime 2055 Fund
Great-West Moderately Aggressive Profile I Fund	Great-West SecureFoundation® Balanced ETF Fund

(the “Fund(s)”)

At an annual meeting of shareholders of the Great-West Funds, you will be asked to vote upon important changes affecting your Fund(s). The purpose of the annual meeting is to seek your vote on the election of members to the Board of Directors (the “Board”) and, for certain Funds, approval of an amended and restated investment advisory agreement with GWCM.

While we encourage you to read the full text of the enclosed proxy statement, for your convenience, we have provided a brief overview of the proposal that requires a shareholder vote.

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PROPOSAL 1 – TO ELECT FIVE MEMBERS TO THE BOARD OF DIRECTORS

Q.	Why am I being asked to elect members of the Board of Directors?

A.

The Board currently consists of three Directors, two of whom have been elected by shareholders and one of whom was appointed by the Board. You are being asked to re-elect the two Directors previously elected by shareholders, Gail H. Klapper and Stephen G. McConahey. You are also being asked to elect David L. Musto, Steven A. Lake, and R. Timothy Hudner to the Board. David L. Musto is currently a member of the Board after having been appointed by the Board, but he has not previously been elected by shareholders. If elected, Steven A. Lake and R. Timothy Hudner will be Directors who are not “interested persons” of Great-West Funds. The Board unanimously recommends that you vote to re-elect Gail H. Klapper and Stephen G. McConahey and elect David L. Musto, Steven A. Lake, and R. Timothy Hudner to the Board.

Q.	What will happen if proposed members of the Board are not approved by the shareholders?

A.

If shareholders do not approve the proposed Board members, the Board of Directors will take such actions as it deems to be in the best interests of the Funds, which may include additional solicitation or resubmitting the proposal to shareholders.

PROPOSAL 2 – TO APPROVE AN AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT BETWEEN GREAT-WEST FUNDS, INC. AND GREAT-WEST CAPITAL MANAGEMENT, LLC (THE “NEW ADVISORY AGREEMENT”)

Q.	Why am I being asked to approve the New Advisory Agreement and how does it affect the fees and expenses I pay as a shareholder of the Fund?

A.

Shareholders of Great-West Bond Index, Great-West Federated Bond, Great-West Goldman Sachs Mid Cap Value, Great-West Government Money Market, Great-West International Index, Great-West Invesco Small Cap Value, Great-West Loomis Sayles Bond, Great-West MFS International Growth, Great-West Multi-Manager Large Cap Growth, Great-West Multi-Manager Small Cap Growth, Great-West Putnam Equity Income, Great-West Putnam High Yield Bond, Great-West Real Estate Index, Great-West S&P 500® Index, Great-West S&P Mid Cap 400® Index, Great-West S&P Small Cap 600® Index, Great-West Short Duration Bond, Great-West Stock Index, Great-West Templeton Global Bond, and Great-West U.S. Government Mortgage Securities Funds are being asked to approve the New Advisory Agreement because your Fund’s expense structure is proposed to change. Under the current investment advisory agreement, GWCM is responsible for paying each Fund’s operating expenses as part of the management fee. Under the New Advisory Agreement, GWCM’s management fee will decrease commensurate with, or more than, the cost of your Fund’s operating expenses as of December 31, 2015 and the operating expenses of the Fund will be paid directly by the Fund effective May 1, 2017, which should allow Fund shareholders to participate in potential economies of scale over time as the Fund’s assets grow and expense ratio declines due to fixed operation expenses. Additionally, breakpoints on the management fee paid to GWCM will be included in the New Advisory Agreement effective May 1, 2017 for Great-West Goldman Sachs Mid Cap Value, Great-West International Index, Great-West Invesco Small Cap Value, Great-West Loomis Sayles Bond, Great-West MFS International Growth, Great-West Multi-Manager Large Cap Growth, Great-West Multi-Manager Small Cap Growth, Great-West Putnam Equity Income, Great-West Putnam High Yield Bond, Great-West Real Estate Index, Great-West S&P 500® Index, Great-West S&P Mid Cap 400® Index, Great-West S&P Small Cap 600® Index, Great-West Stock Index, and Great-West Templeton Global Bond Funds. The reduced management fee will be contractual and any subsequent plans to increase the fee would require shareholder approval. Finally, in order to

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ensure that you will not realize any increase in the total fees and expenses you pay as a result of this fee restructuring, GWCM has contractually agreed for a one-year renewable term beginning May 1, 2017 to limit the fees and expenses of each Fund to the total expense ratio of your Fund as of December 31, 2015. This expense limit will be subject to annual review and renewal by the Great-West Funds Board and GWCM may only increase this expense limit in the future with the approval of the Great-West Funds’ Board.

Shareholders of Great-West Ariel Mid Cap Value, Great-West Loomis Sayles Small Cap Value, Great-West MFS International Value, Great-West T. Rowe Price Equity Income, and Great-West T. Rowe Price Mid Cap Growth Funds are being asked to approve the New Advisory Agreement because your Fund’s expense structure is proposed to change. Under the New Advisory Agreement, GWCM will absorb the costs associated with fund accounting, which were previously paid directly by your Fund, in its management fee and GWCM’s management fee will increase commensurate with the costs of these services as of December 31, 2015. In order to ensure that you will not incur any increase in the total fees and expenses you pay as a result of this fee restructuring, GWCM has contractually agreed for a one-year renewable term beginning May 1, 2017 to limit the fees and expenses of each Fund to the total expense ratio of your Fund as of December 31, 2015. This expense limit will be subject to annual review and renewal by the Great-West Funds Board and GWCM may only increase the expense limit in the future with the approval of the Great-West Funds’ Board.

Q.	Will the New Advisory Agreement affect my investment in a Fund?

A.

The New Advisory Agreement will not affect your investment in your Fund. You will still own the same number of shares in the Fund and the value of your investment will not change as a result of the implementation of the New Advisory Agreement. With respect to each Fund, under the New Advisory Agreement the same portfolio management team will continue to manage the Fund’s portfolio and the investment objectives, principal investment strategies and investment policies of the Fund will remain the same.

Q.	What will happen if the New Advisory Agreement is not approved by the shareholders?

A.

If shareholders of a Fund do not approve the New Advisory Agreement, it will not become effective for that Fund, and the Board of Directors will take such further action as it deems in the best interests of the shareholders of the Fund, which may include resubmitting the proposal to shareholders or determining not to pursue use of the New Advisory Agreement for the Fund.

Q.	Who will pay for the cost of this proxy?

A.

Great-West Funds retained Broadridge Financial Solutions, Inc. for proxy solicitation. Such proxy solicitation expenses are estimated to amount to $245,000. The Funds will pay no expenses associated with this proxy solicitation. Such expenses will be paid by GWCM.

VOTING INFORMATION

Q.	Who is eligible to vote for Proposal 1?

A.	Any person who owned shares of a Fund (directly or beneficially) on the “record date,” which is November 23, 2016 (even if that person has since sold those shares).

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Q.	Who is eligible to vote for Proposal 2?

A.

Any person who owned shares of Great-West Ariel Mid Cap Value Fund, Great-West Bond Index Fund, Great-West Federated Bond Fund, Great-West Goldman Sachs Mid Cap Value Fund, Great-West Government Money Market Fund, Great-West International Index Fund, Great-West Invesco Small Cap Value Fund, Great-West Loomis Sayles Bond Fund, Great-West Loomis Sayles Small Cap Value Fund, Great-West MFS International Growth Fund, Great-West MFS International Value Fund, Great-West Multi-Manager Large Cap Growth Fund, Great-West Multi-Manager Small Cap Growth Fund, Great-West Putnam Equity Income Fund, Great-West Putnam High Yield Bond Fund, Great-West Real Estate Index Fund, Great-West S&P 500® Index Fund, Great-West S&P Mid Cap 400® Index Fund, Great-West S&P Small Cap 600® Index Fund, Great-West Short Duration Bond Fund, Great-West Stock Index Fund, Great-West T. Rowe Price Equity Income Fund, Great-West T. Rowe Price Mid Cap Growth Fund, Great-West Templeton Global Bond Fund, Great-West U.S. Government Mortgage Securities Fund (directly or beneficially) on the “record date,” which is November 23, 2016 (even if that person has since sold those shares).

Q.	Whom do I call if I have questions?

A.

If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call the proxy information line toll-free at 1-855-976-3326. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Standard Time. Please have your proxy materials available when you call.

Q.	How can I vote?

A.	You may vote in any of four ways:

●	Through the Internet. Please follow the instructions on your proxy card.
●	By telephone, with a toll-free call to the phone number indicated on the proxy card.
●	By mailing in your proxy card.
●	In person at the meeting in Greenwood Village, Colorado on February 21, 2017.

Q.	Will Great-West Funds contact me?

A.

You may receive a call from representatives of the proxy solicitation firm retained by Great-West Funds to verify that you received your proxy materials and to answer any questions you may have about each proposal.

Q.	How does the Board of Directors recommend that I vote?

A.	After careful consideration, the Board unanimously recommends that you vote FOR each proposal.

We encourage you to vote via the Internet or telephone using the control number on your proxy card and following the simple instructions as these methods result in the most efficient means of transmitting your vote and reduce the need for the Funds to conduct telephone solicitations and/or follow up mailings. If you would like to change your previous vote, you may vote again using any of the methods described above.

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IMPORTANT INFORMATION FOR SHAREHOLDERS

GREAT-WEST FUNDS, INC.

Great-West Ariel Mid Cap Value Fund	Great-West Moderately Aggressive Profile II Fund
Great-West Bond Index Fund	Great-West Moderately Conservative Profile I Fund
Great-West Federated Bond Fund	Great-West Moderately Conservative Profile II Fund
Great-West Goldman Sachs Mid Cap Value Fund	Great-West Lifetime 2015 Fund
Great West Government Money Market Fund	Great-West Lifetime Conservative 2015 Fund
Great-West International Index Fund	Great-West Lifetime 2020 Fund
Great-West Invesco Small Cap Value Fund	Great-West Lifetime Conservative 2020 Fund
Great-West Loomis Sayles Bond Fund	Great-West Lifetime 2025 Fund
Great-West Loomis Sayles Small Cap Value Fund	Great-West Lifetime Conservative 2025 Fund
Great-West MFS International Growth Fund	Great-West Lifetime 2030 Fund
Great-West MFS International Value Fund	Great-West Lifetime Conservative 2030 Fund
Great-West Multi-Manager Large Cap Growth Fund	Great-West Lifetime 2035 Fund
Great-West Multi-Manager Small Cap Growth Fund	Great-West Lifetime Conservative 2035 Fund
Great-West Putnam Equity Income Fund	Great-West Lifetime 2040 Fund
Great-West Putnam High Yield Bond Fund	Great-West Lifetime Conservative 2040 Fund
Great-West Real Estate Index Fund	Great-West Lifetime 2045 Fund
Great-West S&P 500 Index Fund	Great-West Lifetime Conservative 2045 Fund
Great-West S&P Mid Cap 400 Index Fund	Great-West Lifetime 2050 Fund
Great-West S&P Small Cap 600 Index Fund	Great-West Lifetime Conservative 2050 Fund
Great-West Short Duration Bond Fund	Great-West Lifetime 2055 Fund
Great-West Stock Index Fund	Great-West Lifetime Conservative 2055 Fund
Great-West T. Rowe Price Equity Income Fund	Great-West SecureFoundation Balanced Fund
Great-West T. Rowe Price Mid Cap Growth Fund	Great-West SecureFoundation Lifetime 2015 Fund
Great-West Templeton Global Bond Fund	Great-West SecureFoundation Lifetime 2020 Fund
Great-West U.S. Government Mortgage Securities Fund	Great-West SecureFoundation Lifetime 2025 Fund
Great-West Aggressive Profile I Fund	Great-West SecureFoundation Lifetime 2030 Fund
Great-West Aggressive Profile II Fund	Great-West SecureFoundation Lifetime 2035 Fund
Great-West Conservative Profile I Fund	Great-West SecureFoundation Lifetime 2040 Fund
Great-West Conservative Profile II Fund	Great-West SecureFoundation Lifetime 2045 Fund
Great-West Moderate Profile I Fund	Great-West SecureFoundation Lifetime 2050 Fund
Great-West Moderate Profile II Fund	Great-West SecureFoundation Lifetime 2055 Fund
Great-West Moderately Aggressive Profile I Fund	Great-West SecureFoundation® Balanced ETF Fund

(the “Fund(s)”)

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on February 21, 2017

Dear Shareholder:

You are hereby notified that Great-West Funds, Inc. (“Great-West Funds”) will hold an annual meeting of shareholders (the “Meeting”) at 8515 East Orchard Road, Greenwood Village, Colorado 80111 on Tuesday, February 21, 2017 at 10:30 a.m. Mountain Time. The Meeting is being held so that shareholders can consider the following proposals and transact such other business as may be properly brought before the meeting:

1. To elect five members of the Board of Directors; and

2. To approve an amended and restated investment advisory agreement between Great-West Funds and Great-West Capital Management, LLC for certain Funds.

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Shareholders of record of the Funds at the close of business on the record date, November 23, 2016, are entitled to notice of and to vote at the Meeting and any adjournment(s) thereof. Shareholders of the Funds, including asset allocation funds that are series of Great-West Funds, and Great-West Capital Management, LLC, which provided initial capital for certain of the Funds, as well as owners of certain variable annuity contracts, variable life insurance policies, individual retirement accounts, and certain qualified retirement plans are entitled to provide voting instructions with respect to their proportionate interest (including fractional interest) in the Funds. The Notice of Annual Meeting of Shareholders, proxy statement and proxy card is being mailed on or about December 15, 2016.

You are invited and encouraged to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to vote one of three ways:

1.	By telephone:

Please call the toll-free number listed on your proxy card and follow the instructions. Please have your proxy card available. Votes submitted via telephone must be received by 11:59 p.m., Mountain Time, on February 20, 2017.

2.	By Internet:	Visit www.proxyvote.com and follow the online directions. Please have your proxy card available. Votes submitted via the Internet must be received by 11:59 p.m., Mountain Time, on February 20, 2017.
3.	By mail:

Return your signed and dated proxy in the enclosed postage-paid envelope. Proxy cards submitted by mail must be received by the tabulator prior to the closing of the polls at the Meeting in order for the votes to be recorded.

For any questions regarding the proxy materials or for questions about how to vote your shares, please call our proxy information line toll-free 1-855-976-3326. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Standard Time.

The enclosed proxy is being solicited by the Board of Directors of Great-West Funds. Thank you for taking the time to review these materials and for voting your shares.

By Order of the Board of Directors

/s/ Ryan L. Logsdon Ryan L. Logsdon Vice President, Counsel & Secretary Great-West Funds, Inc.

IMPORTANT – WE NEED YOUR PROXY VOTE IMMEDIATELY

We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage if mailed in the United States (or to take advantage of the telephonic or internet voting procedures described on the proxy card). Just follow the simple instructions that appear on your proxy card. Please help reduce the need to conduct telephone solicitation and/or follow-up mailings by voting today. If you wish to attend the Meeting and vote your shares in person at the Meeting at that time, you will still be able to do so.

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GREAT-WEST FUNDS, INC.

Great-West Ariel Mid Cap Value Fund	Great-West Moderately Aggressive Profile II Fund
Great-West Bond Index Fund	Great-West Moderately Conservative Profile I Fund
Great-West Federated Bond Fund	Great-West Moderately Conservative Profile II Fund
Great-West Goldman Sachs Mid Cap Value Fund	Great-West Lifetime 2015 Fund
Great West Government Money Market Fund	Great-West Lifetime Conservative 2015 Fund
Great-West International Index Fund	Great-West Lifetime 2020 Fund
Great-West Invesco Small Cap Value Fund	Great-West Lifetime Conservative 2020 Fund
Great-West Loomis Sayles Bond Fund	Great-West Lifetime 2025 Fund
Great-West Loomis Sayles Small Cap Value Fund	Great-West Lifetime Conservative 2025 Fund
Great-West MFS International Growth Fund	Great-West Lifetime 2030 Fund
Great-West MFS International Value Fund	Great-West Lifetime Conservative 2030 Fund
Great-West Multi-Manager Large Cap Growth Fund	Great-West Lifetime 2035 Fund
Great-West Multi-Manager Small Cap Growth Fund	Great-West Lifetime Conservative 2035 Fund
Great-West Putnam Equity Income Fund	Great-West Lifetime 2040 Fund
Great-West Putnam High Yield Bond Fund	Great-West Lifetime Conservative 2040 Fund
Great-West Real Estate Index Fund	Great-West Lifetime 2045 Fund
Great-West S&P 500 Index Fund	Great-West Lifetime Conservative 2045 Fund
Great-West S&P Mid Cap 400 Index Fund	Great-West Lifetime 2050 Fund
Great-West S&P Small Cap 600 Index Fund	Great-West Lifetime Conservative 2050 Fund
Great-West Short Duration Bond Fund	Great-West Lifetime 2055 Fund
Great-West Stock Index Fund	Great-West Lifetime Conservative 2055 Fund
Great-West T. Rowe Price Equity Income Fund	Great-West SecureFoundation Balanced Fund
Great-West T. Rowe Price Mid Cap Growth Fund	Great-West SecureFoundation Lifetime 2015 Fund
Great-West Templeton Global Bond Fund	Great-West SecureFoundation Lifetime 2020 Fund
Great-West U.S. Government Mortgage Securities Fund	Great-West SecureFoundation Lifetime 2025 Fund
Great-West Aggressive Profile I Fund	Great-West SecureFoundation Lifetime 2030 Fund
Great-West Aggressive Profile II Fund	Great-West SecureFoundation Lifetime 2035 Fund
Great-West Conservative Profile I Fund	Great-West SecureFoundation Lifetime 2040 Fund
Great-West Conservative Profile II Fund	Great-West SecureFoundation Lifetime 2045 Fund
Great-West Moderate Profile I Fund	Great-West SecureFoundation Lifetime 2050 Fund
Great-West Moderate Profile II Fund	Great-West SecureFoundation Lifetime 2055 Fund
Great-West Moderately Aggressive Profile I Fund	Great-West SecureFoundation® Balanced ETF Fund

(the “Fund(s))

PROXY STATEMENT

Executive Offices: 8515 East Orchard Road

Greenwood Village, Colorado 80111

Mailing Address: P.O. Box 1700

Denver, Colorado 80201

ANNUAL MEETING OF SHAREHOLDERS

February 21, 2017

Introduction

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Great-West Funds, Inc. (“Great-West Funds”), a Maryland corporation, to be voted at the Annual Meeting of Shareholders of the Funds (the “Meeting”), to be held at 8515 East Orchard Road, Greenwood Village, Colorado 80111, on Tuesday, February 21, 2017 at 10:30 a.m. Mountain Time.

You will find this proxy statement divided into four parts:

Part 1	Provides details on the proposal to elect five members of the Board of Directors
Part 2	Provides details on the proposal to approve an amended and restated investment advisory agreement for certain Funds
Part 3	Provides information about ownership of shares of the Funds
Part 4	Provides information on proxy voting and the operation of the Meeting

We anticipate that the Notice of Annual Meeting of Shareholders, this proxy statement and the proxy card will be mailed beginning on or about December 15, 2016.

The Board of Great-West Funds has fixed the close of business on November 23, 2016 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof (the “Record Date”). Shareholders of the Funds include insurance company separate accounts, owners of individual retirement accounts, qualified retirement plans (collectively, “Permitted Accounts”), asset allocation funds that are series of Great-West Funds, and Great-West Capital Management, LLC (“GWCM”), which provided initial capital for certain of the Funds. Only shareholders of the Funds and variable contract owners with contract values allocated to a separate account sub-account that invests in a Fund (“Contract Owners”) are eligible to vote or provide voting instructions.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON FEBRUARY 21, 2017

The proxy statement for the Meeting to be held on February 21, 2017, the most recent annual report for the fiscal year ended December 31, 2015, and the most recent semi-annual report for the period ended June 30, 2016 are available at www.greatwestfunds.com.

Proposal Summary

You are being asked to consider and vote on a number of proposals. Not all of the proposals apply to all Funds. The proposals are as follows:

Proposal	Funds Affected
1. To elect five (5) members of the Board of Directors of Great-West Funds	All Funds
2. To approve an amended and restated investment advisory agreement between Great-West Funds and GWCM	Great-West Ariel Mid Cap Value Fund; Great-West Bond Index Fund; Great-West Federated Bond Fund; Great-West Goldman Sachs Mid Cap Value Fund; Great-West Government Money Market Fund; Great-West International Index Fund; Great-West Invesco Small Cap Value Fund; Great-West Loomis Sayles Bond Fund; Great-West Loomis Sayles Small Cap Value Fund; Great-West MFS International Growth Fund; Great-West MFS International Value Fund; Great-West Multi-Manager Large Cap Growth Fund; Great-West Multi-Manager Small Cap Growth Fund; Great-West Putnam Equity Income Fund; Great-West Putnam High Yield Bond Fund; Great-West Real Estate Index Fund; Great-West S&P 500® Index Fund; Great-West S&P Mid Cap 400® Index Fund; Great-West S&P Small Cap 600® Index Fund;

Great-West Short Duration Bond Fund; Great-West Stock Index Fund; Great-West T. Rowe Price Equity Income Fund; Great-West T. Rowe Price Mid Cap Growth Fund; Great-West Templeton Global Bond Fund; Great-West U.S. Government Mortgage Securities Fund
3. To consider and act upon any other business that may properly come before the Meeting or any adjournment thereof	All Funds

The Board, including all of the Directors who are not “interested persons” of Great-West Funds, recommends that shareholders vote FOR each of the proposals.

Fund Service Providers

The investment adviser to Great-West Funds is GWCM. The principal underwriter and distributor of Great-West Funds is GWFS Equities, Inc. (“GWFS” or “Distributor”). Great-West Life & Annuity Insurance Company (“GWL&A”) provides certain record keeping and administrative services for Great-West Funds pursuant to an administrative services agreement between GWL&A and Great-West Funds. GWCM and GWFS are subsidiaries of GWL&A and are all located at 8515 East Orchard Road, Greenwood Village, Colorado 80111.

PART 1

DESCRIPTION OF PROPOSAL TO ELECT MEMBERS TO THE BOARD OF DIRECTORS

It is proposed that five Directors be elected at the Meeting to serve until their successors are elected and qualified.

The Board currently consists of three Directors, two of whom have been elected by shareholders and one of whom was appointed by the Board. You are being asked to re-elect the two Directors previously elected by shareholders, Gail H. Klapper and Stephen G. McConahey (the “Current Directors”). You are also being asked to elect David L. Musto, Steven A. Lake, and R. Timothy Hudner (the “Nominees”) to the Board. David L. Musto is currently a member of the Board after having been appointed by the Board, but he has not previously been elected by shareholders. The Board unanimously recommends that you vote to re-elect Gail H. Klapper and Stephen G. McConahey and to elect David L. Musto, Steven A. Lake, and R. Timothy Hudner to the Board.

The Board selected Messrs. Lake and Hudner as Independent Directors after they were nominated and approved by the other Independent Directors of Great-West Funds. A Director who is not an “interested person” of Great-West Funds (as defined in the Investment Company Act of 1940, as amended) (the “1940 Act”), is referred to as an “Independent Director.” Mr. Musto was approved on April 25, 2016, and Messrs. Hudner and Lake were nominated and approved on November 15, 2016.

Each Current Director and Nominee has consented to serve as a Director. The Board knows of no reason why any of the Current Directors or Nominees will be unable to serve, but if for any reason a Current Director or Nominee should become unable or unwilling to stand for election as Director, either the shares represented by all voting instruction cards authorizing votes for such Current Director or Nominee will be voted for the election of such other person(s) as the Board may recommend or the number of Directors to be elected at the Meeting will be reduced accordingly.

Set forth below is information about the three Nominees.

Mr. R. Timothy Hudner has consented to be named and will begin serving as a member of the Board following election by shareholders of the Funds. He is not an interested person of Great-West Funds, as that term is defined in the 1940 Act. Mr. Hudner is a former board member for ALPS Fund Services, a provider of back-office administration and distribution services to the investment management industry, and for Prima Capital Holdings, a company providing research and technology solutions for the wealth management industry. Prior to his board service, Mr. Hudner was a Senior Vice President for Operations & Technology and member of the Executive Committee at Janus Capital Group, Inc. (“Janus”), a publicly traded global investment firm. During his tenure at Janus, Mr. Hudner held a number of positions, including Chief Operations Officer, Chief Technology Officer, and President of Janus Service Company, as well as Chairman and CEO of Capital Group Partners, Inc. Prior to his time at Janus, Mr. Hudner was a Vice President of Information Technology at T. Rowe Price Associates, Inc., and the Director of Information Technology for John Hancock Funds, LLC. He obtained his Bachelor’s degree from Dartmouth College and an M.B.A. from Boston College. Mr. Hudner has served on the Board of Directors for the Mental Health Center of Denver, and was part of the Regional Center Task Force and Colorado Developmental Disabilities Council. He is currently on the Board of Commissioners for the Grand Junction Housing Authority, and he was reappointed to the Colorado State Housing Board in February 2015 by Colorado Governor John Hickenlooper. The Board considered Mr. Hudner’s mutual fund industry and financial experience, leadership and executive experience, his board experience with other financial companies, and his academic experience.

Mr. Steven A. Lake has consented to be named and will begin serving as a member of the Board following election by shareholders of the Funds. He is not an interested person of Great-West Funds, as that term is defined in the 1940 Act. Mr. Lake is a Managing Member of Lake Advisors, LLC, a firm that provides business consulting services for the hospitality and consumer products industries, and high net worth families. In addition to his role at Lake Advisors, LLC, Mr. Lake is a Member of Gart Capital Partners, LLC, an investment management firm, and Executive Member of Sage Investment Holdings, LLC. Prior to positions with his current firms, Mr. Lake was the Senior Managing Director at CBIZ MHM, LLC, a national publicly traded professional service firm in the Rocky Mountain region. Prior to that, he founded and was the managing partner of Lake & Associates, LLC. Prior to founding his firm, he was a tax manager at Fox & Company and a tax senior at Becker, Weinstein & Kaufman in Washington D.C. Mr. Lake received a B.S. in Accounting from the University of Maryland and an M.S. in Taxation from the University of Denver. He is a Certified Public Accountant and has earned the Accredited Financial Planning Specialist designation. He is a member of the American Institute of Certified Public Accountants, Financial Planning Specialists, and Colorado Society of Certified Public Accountants. He has served as an instructor at the University of Denver Graduate Tax Program, and authored publications on partnership tax planning, consolidated entities tax planning, individual tax planning, and corporate tax planning. His is involved in the community through Colorado Succeeds, Concert for Kids, Dress for Success, and the Rose Foundation. The Board considered Mr. Lake’s familiarity with financial statements and accounting principles, financial experience, leadership and executive experience, and his academic experience.

Mr. David L. Musto has consented to be named and is currently a member of the Board. Mr. Musto has served on the Board since 2016. He is an interested person of Great-West Funds, as that term is defined in the 1940 Act, because he is the President & Chief Executive Officer of GWCM. Mr. Musto is President, Great-West Investments, GWL&A, and holds executive positions at various GWL&A affiliates, including as Chairman, President & Chief Executive Officer of GWCM and Advised Assets Group, LLC (“AAG”), and Director and Executive Vice President of GWFS. Mr. Musto was previously Executive Vice President, Empower Retirement, GWL&A and Great-West Life & Annuity Insurance Company of New York (“GWL&A of NY”). Prior to his role at Empower Retirement, Mr. Musto held executive positions at J.P. Morgan Asset Management, including as Chief Executive Officer of J.P. Morgan Retirement Plan Services and as Managing Director, Head of Defined Contribution Investment Solutions. Prior to his roles at J.P. Morgan Asset Management, Mr. Musto held executive roles at

Prudential Retirement (formerly CIGNA Retirement) and at Prudential Retirement Services. Mr. Musto received a B.B.A. in Finance from The College of William and Mary and an M.B.A. from New York University. Mr. Musto is a member of the Executive Committee of the Board. The Board considered Mr. Musto’s various roles and executive experience with GWL&A and its affiliates, his role as Chairman, President and Chief Executive Officer of GWCM, his leadership and business experience, and his academic background.

Set forth below is certain information concerning the Current Directors who have been previously elected by shareholder vote.

Ms. Gail H. Klapper has consented to be named and is currently a member of the Board. Ms. Klapper has served on the Board since 2007. She is not an interested person of Great-West Funds, as that term is defined in the 1940 Act. Ms. Klapper is Managing Attorney at the Klapper Law Firm, a firm emphasizing real estate, intellectual property, transactional work and public policy advocacy. She is Manager of 6K Ranch, LLC, a ranch for reining horses. Ms. Klapper is also a Member/Director of the Colorado Forum, a statewide, bipartisan organization of chief executive officers and leading professionals who work on public policy issues related to Colorado. Ms. Klapper is a Director of Guaranty Bancorp and also serves on the Board of Gold Inc., a distributor of children’s clothing and health and safety products. She previously served on the Board of Great-West Trust Company, LLC, a Colorado state-chartered trust company and wholly owned subsidiary of GWL&A (“GWTC”), and the Board of Wellesley College, including seven years as Chair of the Board. She has served as Chair of the Board of the Denver Metro Chamber of Commerce, the Downtown Denver Partnership, and the Authority Board that obtained financing, built, owns and operates the Convention Center Hotel in Denver. She previously served on the Board of Houghton Mifflin, a Boston-based publishing company, the Denver Museum of Nature and Science, and the Colorado Conservation Trust. Ms. Klapper received a B.A. in Political Science from Wellesley College and a J.D. from the University of Colorado Law School. Ms. Klapper is the Chair of the Board, a member of the Audit, Executive and Independent Directors Committees of the Board, and has been designated as the Chair of the Independent Directors Committee. The Board considered Ms. Klapper’s legal training and practice, her executive experience, her board experience with other financial companies, her academic background, and her experience as a Director of Great-West Funds since 2007.

Mr. Stephen G. McConahey has consented to be named and is currently a member of the Board. Mr. McConahey has served on the Board since 2011. He is not an interested person of Great-West Funds, as that term is defined in the 1940 Act. Mr. McConahey is Chairman of SGM Capital, LLC, a firm focused on private equity investments and management advisory services. Prior to forming this firm in 1999, Mr. McConahey was a co-founder, President and Chief Operating Officer of EVEREN Capital Corporation and EVEREN Securities, Inc., a securities brokerage firm. Prior to his positions with EVEREN, Mr. McConahey had been Senior Vice President for corporate and international development for Kemper Corporation and Kemper Financial Services. Prior to that, he was Chairman and Chief Executive Officer of Boettcher and Company, a regional investment banking firm. During his time with Boettcher, Mr. McConahey was a member of the Securities Industry Association and served on the Regional Firm Advisory Committee of the New York Stock Exchange. Mr. McConahey received a B.S. in Political Science from the University of Wisconsin and an M.B.A from Harvard Business School. Upon graduation from Harvard, he joined the consulting firm of McKinsey and Company. He later joined the White House staff becoming President Ford’s Special Assistant for Intergovernmental Affairs. He has served on the boards of the Downtown Denver Partnership and the Metro Denver Chamber of Commerce. He served as a trustee of the AMLI real estate investment trust and served on the corporate boards of IQ Navigator, Macquarie Pro Logis Management Limited Trust, and First Western Trust Bank. In the late 1980s, Mr. McConahey became the first chairman of the Greater Denver Corporation, which was established to lead business efforts to support new infrastructure investments such as the Denver International Airport and the Convention Center and to stimulate business and job development in the Denver metro area. He is currently a member of the Board of Directors of Guaranty Bancorp, The IMA Financial Group, Inc. and the Metro Denver Sports Commission. He is also a Member of the Colorado

Forum, a statewide, bipartisan organization of chief executive officers and leading professionals who work on public policy issues related to Colorado, and a Partner of Iron Gate Capital, LLC, a private equity and debt financing firm. He previously was a member of the Board of Directors of the Denver School of Science and Technology and the Boys and Girls Clubs of Metro Denver. Mr. McConahey is a member of the Audit Committee and the Independent Directors Committee of the Board, and has been designated as the Chair of the Audit Committee. The Board considered Mr. McConahey’s financial experience, his academic background, his leadership and executive experience, his board experience with other financial companies, and his experience as Director of Great-West Funds since 2011.

Messrs. Lake and Hudner were nominated by the Independent Directors Committee after review. The Independent Directors Committee members reviewed Messrs. Lake’s and Hudner’s relevant credentials in light of their desire to add Independent Directors with financial or mutual fund experience. The Independent Directors Committee members commented that Messrs. Lake and Hudner would augment the current Directors’ experience and skill sets and also determined that Messrs. Lake and Hudner would ably represent the interests of Great-West Funds and their shareholders.

There are no arrangements or understandings made in connection with the election of Current Directors or Nominees with respect to the composition of the Board of Directors of GWCM or the Board of Directors of the Great-West Funds or with respect to the selection or appointment of any person to any office with any of them.

The following information is furnished with respect to the Current Directors, Nominees, and officers of Great-West Funds:

Independent Directors*

Name, Address, and Year of Birth	Position(s) Held with Great- West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 1943	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/ Director, The Colorado Forum; Manager, 6K Ranch, LLC; Director, Guaranty Bancorp & Gold, Inc.	64	Director, Guaranty Bancorp
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 1943	Independent Director	Since 2011	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.; Director, Guaranty Bancorp	64	Director, Guaranty Bancorp

Name, Address, and Year of Birth	Position(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 1959	Nominee		Director, Prima Capital Holdings; ALPS Fund Services; Colorado State Housing Board; Colorado Developmental Disabilities Council; Regional Center Task Force; and Mental Health Center of Denver	64	N/A
Steven A. Lake 8515 East Orchard Road, Greenwood Village, CO 80111 1954	Nominee		Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; Executive Member, Sage Investment Holdings, LLC; Senior Managing Director, CBIZ MHM, LLC	64	N/A
Interested Directors**
David L. Musto 8515 East Orchard Road, Greenwood Village, CO 80111 1967	Director and President & Chief Executive Officer	Since 2016	President, Great-West Investments, GWL&A; Chairman, President & Chief Executive Officer, GWCM and AAG; Executive Vice President, FASCore, LLC (“FASCore”); Director and Executive Vice President, GWFS; formerly, Executive Vice President, Empower Retirement, GWL&A and GWL&A of NY; formerly, Chief Executive Officer, J.P. Morgan Retirement Plan Services, J.P. Morgan Asset Management	64	N/A

Officers

Name, Address, and Age	Position(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
David L. Musto 8515 East Orchard Road, Greenwood Village, CO 80111 1967	Director and President & Chief Executive Officer	Since 2016	President, Great-West Investments, GWL&A; Chairman, President & Chief Executive Officer, GWCM and AAG; Executive Vice President, FASCore; Director and Executive Vice President, GWFS; formerly, Executive Vice President, Empower Retirement, GWL&A and GWL&A of NY; formerly, Chief Executive Officer, J.P. Morgan Retirement Plan Services, J.P. Morgan Asset Management	64	N/A
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 1974	Vice President, Counsel & Secretary	Since 2010 (as Counsel & Secretary) Since 2016 (as Vice President)	Associate General Counsel, Products & Corporate, GWL&A; Associate General Counsel & Associate Secretary, GWL&A of NY; Vice President, Counsel & Secretary, AAG, GWCM, and GWFS; formerly, Assistant Vice President, GWCM	N/A	N/A
Mary C. Maiers 8515 East Orchard Road, Greenwood Village, CO 80111 1967	Chief Financial Officer & Treasurer	Since 2008 (as Treasurer) Since 2011 (as Chief Financial Officer)	Vice President, Investment Operations, GWL&A; Vice President and Treasurer, GWTC; Chief Financial Officer & Treasurer, GWCM	N/A	N/A

Katherine Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 1956	Chief Compliance Officer	Since 2016	Chief Compliance Officer, AAG and GWCM; formerly, Vice President & Chief Compliance Officer, Mutual Funds, AIG, Consumer Insurance	N/A	N/A
Cara B. Owen 8515 East Orchard Road, Greenwood Village, CO 80111 1981	Counsel & Assistant Secretary	Since 2015	Counsel, Products, GWL&A; Counsel & Assistant Secretary, GWCM, GWTC, and AAG	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 1967	Assistant Treasurer	Since 2007	Director, Fund Administration, GWL&A; Assistant Treasurer, GWCM and GWTC	N/A	N/A
Kelly New 8515 East Orchard Road, Greenwood Village, CO 80111 1975	Assistant Treasurer	Since 2016	Director, Fund Administration, GWL&A; Assistant Treasurer, GWCM	N/A	N/A

*A Director who is not an “interested person” of Great-West Funds (as defined in the Investment Company Act of 1940, as amended) is referred to as an “Independent Director.”

**An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in the Investment Company Act of 1940, as amended) by virtue of their affiliation with GWCM.

*** Each director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.

****Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a sub-adviser of the Great-West Multi-Manager Large Cap Growth Fund.

Board of Directors Leadership Structure

The Board is responsible for overseeing the management of the business and affairs of Great-West Funds. The Board currently consists of two Independent Directors and one Interested Director. The Independent Directors have retained outside independent legal counsel and meet at least quarterly with that counsel in executive session without the Interested Director and management.

The Chair of the Board is Gail Klapper, an Independent Director. The Chair presides at all meetings of the Board at which the Chair is present. The Chair exercises such powers as are assigned to her by the Board of Directors, which may include acting as a liaison with service providers, Great-West Funds officers, attorneys and other Directors between meetings. Except for any duties specified herein or pursuant to Great-West Funds’ charter document, the designation of Chair does not impose on such Director any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally.

As described below, Great-West Funds has three standing committees. The Executive Committee is comprised of an Interested Director and an Independent Director. The Audit Committee and Independent Directors Committees are comprised of the Independent Directors.

Great-West Funds has determined that the Board’s leadership structure is appropriate given the characteristics and circumstances of Great-West Funds including, without limitation, the number of Funds that comprise Great-West Funds, the net assets of Great-West Funds and Great-West Funds’ business and structure, because it allows the Board to exercise oversight in an orderly and efficient manner. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of Great-West Funds.

Risk Oversight

Consistent with its responsibility for oversight of Great-West Funds and each separate series of Great-West Funds, the Board, among other things, oversees risk management of each Fund’s investment program and business affairs directly and through its committees. Great-West Funds, GWCM, the Distributor, and other Great-West Fund service providers have implemented a variety of processes, procedures and controls to address these risks.

The Board’s administration of its risk oversight includes adoption and periodic review of policies and procedures designed to address risk, and monitoring efforts to assess the effectiveness and implementation of the policies and procedures in addressing risks. It is possible that, despite the Board’s oversight of risk, not all risks will be identified, mitigated or addressed. Further, certain risks may arise that were unforeseen.

The Board receives reports from senior officers of Great-West Funds at regular and special meetings of the Board on a variety of matters, including matters relating to risk management and valuation. The Board and the Audit Committee also receive regular reports from the Chief Financial Officer & Treasurer on Great-West Funds’ internal controls and accounting and financial reporting policies and practices and procedures. In addition, Great-West Funds’ independent registered public accounting firm reports regularly to the Audit Committee on internal control and accounting and financial reporting matters. The Board also meets with Great-West Funds’ Chief Compliance Officer at least quarterly to discuss compliance issues, and the Board receives a written report from the Chief Compliance Officer at least annually that addresses the policies and procedures of Great-West Funds, GWCM, the Distributor, and DST Systems, Inc., Great-West Funds’ transfer agent. In addition, the Independent Directors meet with the Chief Compliance Officer at least annually in executive session. The Board also receives reports on a periodic or regular basis from GWCM, and Great-West Funds’ other primary service providers.

Committees and Board of Directors Meetings

The Board of Directors has three standing committees: an Executive Committee, an Audit Committee and an Independent Directors Committee.

The Executive Committee may exercise all the powers and authority of the Board with respect to all matters other than: (1) the submission to stockholders of any action requiring authorization of stockholders pursuant to state or federal law, or the Articles of Incorporation; (2) the filling of vacancies on the Board; (3) the fixing of compensation of the Directors for serving on the Board or on any committee of the Board, including the Executive Committee; (4) the approval or termination of any contract with an investment adviser or principal underwriter, as such terms are defined in the 1940 Act, or the taking of any other action required to be taken by the Board of Directors by the 1940 Act; (5) the amendment or repeal of the By-laws or the adoption of new By-laws; (6) the amendment or repeal of any resolution of the Board that by its terms may be amended or repealed only by the Board; and (7) the declaration of dividends and the issuance of capital stock of Great-West Funds. Ms. Klapper and Mr. Musto are the members of the Executive Committee. No meetings of the Executive Committee were held in 2015.

As set out in the Great-West Funds’ Audit Committee Charter, the basic purpose of the Audit Committee is to enhance the quality of Great-West Funds’ financial accountability and financial reporting by providing a means for Great-West Funds’ Independent Directors to be directly informed as to, and participate in the review of, Great-West Funds’ audit functions. Another objective is to ensure the independence and accountability of Great-West Funds’ outside auditors and provide an added level of independent evaluation of Great-West Funds’ internal accounting controls. Finally, the Audit Committee reviews the extent and quality of the auditing efforts. The function of the Audit Committee is oversight. It is management’s responsibility to maintain appropriate systems for accounting and internal control, and the auditor’s responsibility to plan and carry out a proper audit. Mr. McConahey, Chair of the Audit Committee, Ms. Klapper, Mr. Hudner, if elected, and Mr. Lake, if elected, are the members of the Audit Committee. Three meetings of the Audit Committee were held in 2015.

As set forth in the Great-West Funds’ Independent Directors Committee Charter in Appendix A, the primary purposes of the Independent Directors Committee is (1) to identify and recommend individuals for membership on the Board; (2) to review the arrangements between Great-West Funds and its service providers, including the review of Great-West Funds’ advisory and distribution arrangements in accordance with the 1940 Act; (3) to carry out the responsibilities of Independent Directors pursuant to Rule 38a-1 under the 1940 Act; and (4) to oversee issues related to Great-West Funds’ Independent Directors that are not specifically delegated to another Board committee. Ms. Klapper, Chair of the Committee, Mr. Hudner, if elected, Mr. Lake, if elected, and Mr. McConahey are the members of the Independent Directors Committee. Five meetings of the Independent Directors Committee were held in 2015.

The Independent Directors Committee does not have a formal process for considering nominees whose names are submitted to it by shareholders because, in its view, a shareholder that desires to nominate a person for election to the Board may do so directly by following the requirements set forth in Rule 14a-8 under the Securities Exchange Act of 1934. Nevertheless, the Independent Directors Committee will consider candidates recommended by shareholders. Shareholders who wish to have their recommendations considered by the Board shall direct the recommendation in writing to the Secretary of Great-West Funds at 8525 East Orchard Road, 2T3, Greenwood Village, Colorado 80111. The factors used by the Independent Directors Committee for evaluating and identifying candidates for the Board include but are not limited to: whether the Board collectively represents a broad cross section of backgrounds, functional disciplines, and experience; whether a candidate’s stature is commensurate with the responsibility of representing shareholders; whether a candidate represents the best choice available; and whether the candidate has the ability to assume the responsibilities incumbent on a Director. The Committee does not evaluate proposed nominees differently based upon who made the proposal.

During the fiscal year ended December 31, 2015, the Board held five meetings. No Director attended fewer than 75% of the aggregate number of Board meetings and Committee meetings, as applicable, held during the year.

Compensation

GWL&A pays all compensation of the Interested Directors and the officers of Great-West Funds who are also employees of GWL&A. For the fiscal year ended December 31, 2015, the Independent Directors were paid $3,750 per Board and Committee meeting attended as well as an annual retainer of $67,500, which is paid in quarterly installments. Such compensation aggregated $296,250 for 2015 for the Independent Directors listed below. The Independent Directors are also paid for all actual out-of-pocket expenses of such Directors relating to attendance at Board and Committee meetings and conferences of Independent Directors. Effective January 1, 2016, the Independent Directors are paid an annual retainer of $90,000, which is paid in quarterly installments. The following table sets forth for the fiscal year ended December 31, 2015, compensation paid to the Independent Directors. Interested Directors receive no compensation from Great-West Funds.

Name of Director/ Nominee	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Directors

Gail H. Klapper	$101,250	$0	$0	$101,250

Stephen G. McConahey	$97,500	$0	$0	$97,500

Steven A. Lake*	$0	$0	$0	$0

R. Timothy Hudner*	$0	$0	$0	$0

* Messrs. Lake and Hudner were not elected to the Board as of the fiscal year ended December 31, 2015 and therefore received no compensation.

Ownership

As of November, 23, 2016, none of the members of the Board or any Nominee had beneficial ownership in a Fund and/or any other investment companies overseen by such Director. Since shares of the Funds are not offered directly to the public, members of the Board or Nominees are only able to invest in shares of the Funds if they invest through a variable contract, individual retirement account or qualified retirement plan that makes one or more of the Funds available for investment.

Independent Registered Public Accounting Firm

The Board has selected the firm of Deloitte & Touche LLP (“Deloitte”) to serve as Great-West Funds’ independent registered public accounting firm until such time as its successors may be selected.

Deloitte has no direct or indirect financial interest in Great-West Funds except for the compensation it receives as the independent registered public accounting firm to Great-West Funds. No representative of Deloitte is expected to be present at the Meeting to make a statement or to respond to appropriate questions.

Fees Paid to Deloitte & Touche LLP

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of Great-West Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $770,000 for fiscal year 2014 and $820,000 for fiscal year 2015.

Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of Great-West Funds’ financial statements and are not reported above were: $100,000 for fiscal year 2014 and $90,000 for fiscal year 2015. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.

Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2014 and $0 for fiscal year 2015.

All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs above.

The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to Great-West Funds, GWCM, GWL&A and GWFS for fiscal year 2014 equaled $1,625,800 and for fiscal year 2015 equaled $745,000. The Audit Committee has considered the provision of non-audit services by Deloitte to the foregoing entities and has determined that the provision of such services by Deloitte is compatible with Deloitte maintaining its independence.

Pre-Approval of Services

Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Great-West Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Great-West Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Great-West Funds that is responsible for the financial reporting or operations of Great-West Funds was employed by those auditors and participated in any capacity in an audit of Great-West Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.

Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Great-West Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Great-West Funds’ auditors will not provide the following non-audit services to Great-West Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Great-West Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.2

1 No pre-approval is required as to non-audit services provided to Great-West Funds if: (a) the aggregate amount of all non-audit services provided to Great-West Funds constitute not more than 5% of the total amount of revenues paid by the Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by the Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

2 With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client’s financial statements.

Pre-approval with respect to Non-Great-West Funds’ Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Great-West Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Great-West Funds’ auditors to (a) Great-West Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.

Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

During fiscal year 2015,100% of the services described pursuant to the paragraphs above were approved by the Audit Committee, and no services were approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X and/or Rule 20-1(c)(7)(i)(C).

Vote Required

In order to approve this proposal, the affirmative vote of the holders of a majority of the shares present at the Meeting in person or by proxy and entitled to vote, provided a quorum is present, is required for each Director.

3 For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Great-West Funds, Great-West Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4 No pre-approval is required by the Audit Committee as to non-audit services provided to any sub-adviser of Great-West Funds that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with the Great-West Funds’ primary investment adviser.

PART 2

DESCRIPTION OF PROPOSAL TO APPROVE AN AMENDED AND RESTATED

INVESTMENT ADVISORY AGREEMENT BETWEEN GREAT-WEST FUNDS, INC. AND

GREAT-WEST CAPITAL MANAGEMENT, LLC

Introduction

You are being asked to approve an amended and restated investment advisory agreement between Great-West Funds and GWCM (the “New Advisory Agreement”) because your Fund’s expense structure is proposed to change. Approval of the New Advisory Agreement for your Fund will change the annual management fee rates payable by that Fund.

In conjunction with an ongoing top-down review of Great-West Funds, GWCM proposed to the Board a new fee structure for the Funds. GWCM presented the Board with a preliminary proposal at the Board’s September 30, 2016 meeting, which was followed by final proposals presented at the November 15 and 18, 2016 meetings. The proposal, which is described in more detail below, involves three broad types of fee and expense modifications:

●	The implementation of management fee breakpoints for certain Funds designed to reduce management fees as a Fund’s assets grows.
●

The implementation of non-unitary management fees for all Funds, complete with expense limits set at a Fund’s expense ratio for the fiscal year ended December 31, 2015, which should allow Fund shareholders to participate in potential economies of scale over time as the Fund’s assets grow and expense ratio declines due to fixed operation expenses. The same structure would be implemented for the Direct Expense Funds (as defined below).

●	Management fee reductions for four Funds.

As part of this proposal, GWCM represented to the Board that any reduction in a Fund’s management fee would not reduce the quality or quantity of services to be provided by GWCM under the New Advisory Agreement.

Great-West Funds and GWCM entered into an investment advisory agreement effective May 1, 2015, as amended (the “Current Advisory Agreement”). Under the Current Advisory Agreement for the Great-West Bond Index, Great-West Federated Bond, Great-West Goldman Sachs Mid Cap Value, Great-West Government Money Market, Great-West International Index, Great-West Invesco Small Cap Value, Great-West Loomis Sayles Bond, Great-West MFS International Growth, Great-West Multi-Manager Large Cap Growth, Great-West Multi-Manager Small Cap Growth, Great-West Putnam Equity Income, Great-West Putnam High Yield Bond, Great-West Real Estate Index, Great-West S&P 500® Index, Great-West S&P Mid Cap 400® Index, Great-West S&P Small Cap 600® Index, Great-West Short Duration Bond, Great-West Stock Index, Great-West Templeton Global Bond, and Great-West U.S. Government Mortgage Securities Funds (each a “Unitary Fee Fund”), GWCM is responsible for each Unitary Fee Fund’s operating expenses as part of the management fee. Under the New Advisory Agreement, GWCM’s management fee will decrease commensurate with, or more than, the cost of your Unitary Fee Fund’s operating expenses as of December 31, 2015 and the operating expenses of the Unitary Fee Fund will be paid directly by the Unitary Fee Fund effective May 1, 2017. Additionally, breakpoints on the management fee paid to GWCM will be included in the New Advisory Agreement effective May 1, 2017 for Great-West Goldman Sachs Mid Cap Value, Great-West International Index, Great-West Invesco Small Cap Value, Great-West Loomis Sayles Bond, Great-West MFS International Growth, Great-West Multi-Manager Large Cap Growth, Great-West Multi-Manager Small Cap Growth, Great-West Putnam Equity Income, Great-West Putnam High Yield Bond, Great-West Real Estate Index, Great-West S&P 500® Index, Great-West S&P Mid Cap 400® Index,

Great-West S&P Small Cap 600® Index, Great-West Stock Index, and Great-West Templeton Global Bond Funds. The reduced management fee will be contractual and any subsequent proposal to increase the management fee would require shareholder approval. Finally, in order to ensure that you will not incur any increase in the total fees and expenses you pay as a result of this fee restructuring proposal, GWCM has contractually agreed for a one-year renewable term beginning May 1, 2017 to limit the fees and expenses on each Unitary Fee Fund to the total expense ratio of your Unitary Fee Fund as of December 31, 2015. This expense limit will be subject to annual review and renewal by the Great-West Funds Board and GWCM may only increase this expense limit in the future with the approval of the Great-West Funds’ Board.

Under the Current Advisory Agreement for the Great-West Ariel Mid Cap Value, Great-West Loomis Sayles Small Cap Value, Great-West MFS International Value, Great-West T. Rowe Price Equity Income, and Great-West T. Rowe Price Mid Cap Growth Funds (each a “Direct Expense Fund”), each Direct Expense Fund pays its own costs associated with fund accounting services. Under the New Advisory Agreement, GWCM will absorb the costs associated with fund accounting, which were previously paid directly by your Direct Expense Fund, in its management fee and GWCM’s management fee will increase commensurate with the costs of these services as of December 31, 2015. In order to ensure that you will not incur any increase in the total fee and expenses you pay as a result of this fee restructure, GWCM has contractually agreed for a one-year renewable term beginning May 1, 2017 to limit the fees and expenses on each Direct Expense Fund to the total expense ratio of your Direct Expense Fund as of December 31, 2015. This expense limit will be subject to annual review and renewal by the Great-West Funds Board and GWCM may only increase the expense limit in the future with the approval of the Great-West Funds’ Board.

Investment Adviser

GWCM is a Colorado limited liability company located at 8515 East Orchard Road, Greenwood Village, Colorado 80110 and is a registered investment adviser with the SEC pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

GWCM is a wholly-owned subsidiary of GWL&A, which is a wholly-owned subsidiary of GWL&A Financial, Inc., a Delaware holding company. GWL&A Financial, Inc. is an indirect wholly-owned subsidiary of Great-West Lifeco Inc., a Canadian holding company. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company. Control of the voting securities of Power Corporation of Canada is held directly or controlled indirectly by the Desmarais Family Residuary Trust (the “Trust”). As a result, the Trust has voting control of Power Corporation of Canada.

The table below lists the individuals who serve as managers and principal officers of GWCM and their principal occupations. The address for all GWCM personnel is 8515 East Orchard Road, Greenwood Village, Colorado 80111.

Managers / Officers	Principal Occupation
Musto, David L.	President, Great-West Investments, GWL&A; Chairman, President & Chief Executive Officer, AAG and GWCM; Executive Vice President, FASCore; Director and Executive Vice President, GWFS; Director and President & Chief Executive Officer, Great-West Funds
Murphy, Edmund F.	President, Empower Retirement, GWL&A and GWL&A of NY; Director, Chairman, President & Chief Executive Officer, GWFS; Manager, GWCM
Shaw, Robert K.	Executive Vice President, Individual Markets, GWL&A, and GWL&A of NY; Director and Executive Vice President, GWFS; Manager, GWCM
McLeod, David G.	Senior Vice President, Product, GWL&A; Manager, AAG and GWCM

Tocher, Catherine S.	Senior Vice President and Chief Investment Officer, Segregated Funds, GWL&A; Manager, Senior Vice President and Chief Investment Officer, GWCM; Senior Vice President, GWTC
Maiers, Mary C.	Vice President, Investment Operations, GWL&A; Vice President and Treasurer, GWTC; Chief Financial Officer & Treasurer, Great-West Funds and GWCM
Logsdon, Ryan L.	Associate General Counsel, Products & Corporate, GWL&A; Associate General Counsel & Associate Secretary, GWL&A of NY; Vice President, Counsel & Secretary, AAG, GWCM, GWFS, and Great-West Funds
Stoner, Katherine	Chief Compliance Officer, AAG, GWCM, and Great-West Funds
Clouthier, John A.	Director, Fund Administration, GWL&A; Assistant Treasurer, GWCM, GWTC and Great-West Funds
New, Kelly	Director, Fund Administration, GWL&A; Assistant Treasurer, GWCM and Great-West Funds
Owen, Cara B.	Counsel, Products, GWL&A; Counsel & Assistant Secretary, GWCM, Great-West Funds, GWTC and AAG
Kreider, Jonathan D.	Vice President, GWL&A and AAG; Portfolio Manager, GWCM
Masters, Bruce G.	Assistant Vice President, Investments, GWL&A; Portfolio Manager, GWCM
Brown, Jack	Vice President of Separate Accounts, GWL&A; Portfolio Manager, GWCM
Corwin, Andrew N.	Manager, Portfolio Construction, GWL&A; Assistant Portfolio Manager, GWCM
Moyn, Sam Y.	Senior Portfolio Trader/Analyst, GWL&A; Assistant Portfolio Manager, GWCM
Simons, Nathan M.	Sr. Investment Analyst, GWL&A; Assistant Portfolio Manager, GWCM
Lamb, Bryan	Money Market Trader, GWL&A; Assistant Portfolio Manager, GWCM

The following is a list of each officer or Director of Great-West Funds who is also an officer, employee, director, general partner or shareholder of GWCM:

Name	Position with Great-West Funds	Position with GWCM
David Musto	Director, President & Chief Executive Officer	Chairman, President & Chief Executive Officer
Mary Maiers	Chief Financial Officer & Treasurer	Chief Financial Officer & Treasurer
Ryan Logsdon	Vice President, Counsel & Secretary	Vice President, Counsel & Secretary
Katherine Stoner	Chief Compliance Officer	Chief Compliance Officer
Cara Owen	Counsel & Assistant Secretary	Counsel & Assistant Secretary
John Clouthier	Assistant Treasurer	Assistant Treasurer
Kelly New	Assistant Treasurer	Assistant Treasurer

There are no arrangements or understandings made in connection with the Current Advisory Agreement with respect to the composition of the Board of Directors of GWCM or the Board of Directors of the Great-West Funds or with respect to the selection or appointment of any person to any office with any of them.

Other Funds Managed by GWCM

GWCM serves as investment adviser to other funds. GWCM has not waived, reduced or otherwise agreed to reduce its compensation under any applicable contract for these funds. GWCM does not manage any funds, other than the Great-West Funds, having an investment objective similar to or having the same benchmarks as the Funds.

Comparison of the Investment Advisory Agreements

A copy of the New Advisory Agreement is attached as Appendix B. The material terms of the New Advisory Agreement are identical to the material terms of the Current Advisory Agreement, with the exception of the compensation. The following is a summary of the terms of the Current Advisory Agreement and New Advisory Agreement (each generally, an “Advisory Agreement”). The description of the New Advisory Agreement is qualified in its entirety by the full text of the New Advisory Agreement in Appendix B to this Proxy Statement.

Duties.    The duties of GWCM under the New Advisory Agreement are the same as under the Current Advisory Agreement. Each Advisory Agreement provides that GWCM will act as investment adviser and, subject to the supervision of the Board, direct the investments of each Fund of Great-West Funds in accordance with its investment objectives, policies and limitations. Great-West Funds operates under a manager-of-managers structure in accordance with an order issued by the SEC that permits GWCM and Great-West Funds to enter into sub-advisory agreements with sub-advisers that delegate responsibility for the investment management of a particular portfolio to such sub-adviser(s). For Funds with a sub-adviser, GWCM is responsible for monitoring each sub-adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board as to whether each sub-adviser’s agreement should be renewed, terminated or modified.

In addition, each Advisory Agreement provides that GWCM, subject to the supervision of the Board, will provide certain fund operations and accounting services necessary for the operation of Great-West Funds, including all financial reporting. These services include: assisting in supervising all aspects of Great-West Funds’ operations, including the coordination of all matters relating to the functions of the custodian, transfer agent, accountants, attorneys, and other parties performing services or operational functions for Great-West Funds; providing Great-West Funds with personnel to provide effective administration of Great-West Funds, including duties in connection with certain reports and the maintenance of certain books and records of Great-West Funds; and providing Great-West Funds with adequate office space and related services necessary for its operations.

Compensation.

Investment Advisory Fee. The compensation payable to GWCM by the Funds under the New Advisory Agreement is different than the compensation under the Current Advisory Agreement as compared in Appendix C. As compensation for its services, GWCM receives monthly compensation at the annual rates set forth in the New Advisory Agreement, which is included in Appendix B. The table set forth in Appendix D includes the amount of advisory fees paid by each Fund and the amount of any fees waived or expenses reimbursed by GWCM as well as the advisory fee that would have been paid to GWCM had the New Advisory Agreement been in effect for fiscal year ended December 31, 2015.

Allocation of Expenses. The allocation of expenses under the New Advisory Agreement is different than the allocation of expenses under the Current Advisory Agreement. Under the New Advisory Agreement, each Fund will be responsible for the costs of its operating expenses, while under the Current Advisory Agreement, GWCM is responsible the cost of operating expenses for the Unitary Fee Funds and the Direct Expense Funds are responsible for the cost of operating expenses, including costs associated with accounting services. A list of the operating expenses is set forth in the New Advisory Agreement, which is included in Appendix B. As a result of this change in allocation, the management fee under the New Advisory Agreement will decrease commensurate with, or more than, the cost of each Unitary Fee Fund’s operating expenses and increase commensurate with the cost of accounting services for the Direct Expense Funds, as set forth in Appendix C. In order to ensure that Fund shareholders will not realize any increase in the total fees and expenses paid as a result of this fee restructuring, GWCM contractually agreed, pursuant to an expense limitation agreement between GWCM and Great-West Funds, for a one-year renewable term beginning May 1, 2017 to limit the fees and expenses on each Fund to the total expense ratio of the Fund as of December 31, 2015. Such expense limits are set forth in Appendix C. This expense limit will be subject to annual review and renewal by the Great-West Funds Board and GWCM may only increase the expense limit in the future with the approval of the Great-West Funds’ Board.

Excess Expenses. There is no provision in the New Advisory Agreement related to the payment of excess expenses over a certain limit, while under the Current Advisory Agreement, GWCM pays the operating expenses which exceed a certain annual rate for the Direct Expense Funds. Under the Current Advisory Agreement, the expense limit for the Direct Expense Funds is indefinite and may only be discontinued upon termination or amendment of the Current Advisory Agreement. On the contrary, in conjunction with this proposal to approve the New Advisory Agreement, GWCM contractually agreed, pursuant to an expense limitation agreement, for a one-year renewable term beginning May 1, 2017 to limit the fees and expenses on each Fund to the total expense ratio of the Fund as of December 31, 2015 in order to ensure that Fund shareholders will not realize any increase in the total fees and expenses paid as a result of the implementation of the New Advisory Agreement. As set forth in Appendix C, 1) the proposed expense limit for a Direct Expense Fund is lower than the limit set forth in the Current Advisory Agreement and 2) for each Unitary Fee Fund, the proposed expense limit is new. This expense limit will be subject to annual review and renewal by the Great-West Funds Board and GWCM may only increase the expense limit in the future with the approval of the Great-West Funds’ Board.

The tables in Appendix E show the fees and expenses paid by each Fund (“Current Fees & Expenses”) as of the last audited financial statements dated December 31, 2015, and the proposed fees and expenses that would be paid under the New Advisory Agreement (“Proposed Fees & Expenses”), together with examples of the amount of fees and expenses shareholders of each Fund will pay under the current and proposed fee structures.

Liability.    The liability provisions of the New Advisory Agreement are the same as under the Current Advisory Agreement. Each Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of GWCM (or its managers, agents, officers, employees, members, and any other person or entity affiliated with GWCM or retained by it to perform or assist in the performance of its obligations under the Advisory Agreement), neither GWCM nor any of its managers, officers, employees, or agents shall be subject to liability to Great-West Funds or to any shareholder for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation any error of judgment or mistake of law or for any loss suffered by Great-West Funds or any shareholder in connection with the matters to which the Advisory Agreement relates, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

Duration and Termination.    The duration provisions of the New Advisory Agreement are the same as the Current Advisory Agreement. If approved with respect to a Fund, the New Advisory Agreement will remain in effect for one year from its effective date and shall continue so long as such continuance is specifically approved at least annually thereafter (a) by the vote of the majority of the Board, or by vote of a majority of the outstanding shares of Great-West Funds, including a majority of the outstanding shares of the Fund, and (b) by the vote of a majority of the members of the Board who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The termination provisions of the Advisory Agreements are the same. If approved with respect to a Fund, the New Advisory Agreement: (a) shall not be terminated by GWCM without sixty days’ prior written notice and without the prior approval of restated new investment advisory agreement by vote of a majority of the outstanding shares of Great-West Funds; (b) shall be subject to termination, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Fund, on sixty days’ written notice to GWCM; (c) shall not be amended without specific approval of such amendment by (i) the Board, or by the vote of a majority of the outstanding shares of the Fund, including a majority of the outstanding shares of each Fund, and (ii) a majority of those directors who are not parties to the Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval; and (d) shall automatically terminate upon assignment by either party.

Board Evaluation and Recommendation

The Board, including the Independent Directors, approved the New Advisory Agreement at a meeting held on November 18, 2016 (the “November Meeting”). In considering the approval of the New Advisory Agreement, the Board considered information provided at the September 30, 2016, November 15, 2016 and November 18, 2016 meetings, as well as certain information and materials relating to GWCM that the Board had received and considered in connection with the annual evaluation of the Current Advisory Agreement between GWCM and Great-West Funds at the Independent Directors and Board meetings held on March 16, 2016 and April 15, 2016, respectively (the “Annual Meetings”). In considering this matter, the Independent Directors were advised with respect to relevant legal standards by independent legal counsel. In addition, prior to the November Meeting, the Independent Directors discussed GWCM’s proposal and the terms of the New Advisory Agreement in private sessions with independent legal counsel.

In approving the New Advisory Agreement, the Board considered such information as the Board deemed reasonably necessary to evaluate the terms of the New Advisory Agreement, including any information considered in connection with the Annual Meetings that were applicable to its review of the New Advisory Agreement. In its deliberations, the Board did not identify any single factor as being determinative. Rather, the Board’s approval was based on each Director’s business judgment after consideration of the information as a whole. Individual Directors may have weighed certain factors differently and assigned varying degrees of materiality to information considered by the Board.

Based upon its review of the New Advisory Agreement and the information provided to it, the Board concluded that the New Advisory Agreement was fair and reasonable in light of the services to be performed, fees to be charged and such other matters as the Directors considered relevant in the exercise of their business judgment. The principal factors and conclusions that formed the basis for the Directors’ determinations to approve the New Advisory Agreement are discussed below.

Nature, Extent and Quality of Services.    At the Annual Meetings, the Board considered the nature, extent and quality of services provided and to be provided to the Funds by GWCM. Among other things, the Board considered GWCM’s personnel, experience, resources and performance track record, its ability to provide or obtain such services as may be necessary in managing, acquiring and disposing of investments on behalf of the Funds, and its ability to provide research and obtain and evaluate the economic, statistical and financial data relevant to the investment policies of the Funds. The Board also reviewed the qualifications, background and responsibilities of the senior personnel serving the Funds and the portfolio management team responsible for the day-to-day management of the GWCM-advised Funds. In addition, the Board considered GWCM’s reputation for management of its investment strategies, its overall financial condition, technical resources, operational capabilities, and compliance policies and procedures, as well as GWCM’s practices regarding the selection and compensation of brokers and dealers for the execution of portfolio transactions and the procedures it uses for obtaining best execution of portfolio transactions. Consideration also was given to the fact that the Board meets with representatives of GWCM at regular Board meetings held throughout the year to discuss portfolio management strategies and performance. The quality of GWCM’s communications with the Board, as well as GWCM’s responsiveness to the Board, was taken into account. Additionally, at the November Meeting, the Board considered the terms of the New Advisory Agreement and GWCM’s representation to the Board that there would be no reduction in the nature, extent and quality of services to be provided to the Funds under the New Advisory Agreement. The Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Funds by GWCM.

Investment Performance.    At the Annual Meetings, the Board considered the investment performance of the Funds. The Board reviewed performance information for the Funds’ Institutional Class (Initial Class, through April 30, 2015), with the exception of the performance information for the Great-West Stock Index Fund’s Initial Class, as compared against their benchmark indexes and the performance of a peer group of funds selected by Access Data Corp., a subsidiary of Broadridge Financial Solutions, Inc. (collectively, “Broadridge”). This information included annualized returns for the one-, three-, five- and ten-year periods ended December 31, 2015 and quarterly returns for the five-year period ended December 31, 2015, to the extent applicable. In evaluating the performance of the Funds, the Board noted how the Funds performed relative to the returns of the applicable benchmark and peer group. The Board noted that performance information is provided to the Board on an ongoing basis at regular Board meetings held throughout the year.

The Board noted that it also had received and discussed at periodic intervals information comparing the performance of the Funds to that of their benchmark indexes and to a peer group of funds. Accordingly, the Board determined that the investment performance of the Funds was satisfactory.

Costs and Profitability.    At the Annual Meetings, the Board considered the costs of services provided and profits estimated to have been realized by GWCM from its relationship with the Funds. With respect to the costs of services, the Board considered the fee structure of the Funds and the level of the investment management fee payable by the Funds. In evaluating the management fee and total expense ratio of the Fund’s Institutional Class, the Board considered the fees payable by and the total expense ratios of a peer group of funds managed by other investment advisers, as determined by Broadridge, and of the entire Lipper peer universe. Specifically, the Board considered (i) each Fund’s management fee as provided in the Current Advisory Agreement in comparison to the contractual management fees of the peer group of funds, and (ii) each Fund’s total expense ratio in comparison to the peer group funds’ total expense ratios. The Board considered each Fund’s total expense ratio in comparison to the average and median expense ratios for all funds in the peer group and peer universe. At the November Meeting, the Board took into consideration the proposed change in the management fee for each Fund and GWCM’s rationale for recommending the change. The Board considered each Fund’s proposed management fee and estimated total expense ratio relative to the Broadridge peer group averages. The Board also took into account GWCM’s undertaking to limit the expenses of each Fund and noted that the total expense ratio for each Fund will not increase as a result of the change in the management fee because GWCM would contractually limit certain fees and expenses of the Fund for a 1-year term at the expense ratio in effect for the fiscal year ended December 31, 2015.

At the Annual Meetings, the Board further considered the overall financial soundness of GWCM and the profits estimated to have been realized by GWCM and its affiliates. The Board reviewed the financial statements and profitability information from GWCM. In evaluating the information provided by GWCM, the Board noted that there is no recognized standard or uniform methodology for determining profitability for this purpose. The Board noted that there are limitations inherent in allocating costs and calculating profitability for an organization such as GWCM, and that it is difficult to make comparisons of profitability between advisers because comparative information is not generally publicly available. The Board also reviewed GWCM’s profitability information compared against the revenues of certain publicly-traded advisers to fund complexes and considered that while GWCM’s profitability is reasonable, profitability information is affected by numerous factors, including the adviser’s organization, capital structure and cost of capital, the types of funds it manages, its mix of business, and the adviser’s assumptions regarding allocations of revenue and expenses. Additionally, at the November Meeting, the Board considered the terms of the New Advisory Agreement and any potential impact to the profitability of GWCM. The Board noted that, under the New Advisory Agreement, GWCM’s profitability was not expected to increase with respect to any Fund and that with respect to the following Funds GWCM’s profitability may decrease: Great-West Goldman Sachs Mid Cap Value Fund, Great-West Invesco Small Cap Value Fund, Great-West Multi-Manager Small Cap Growth Fund, Great-West Templeton Global Bond Fund and Great-West S&P 500 Index Fund. Based on the information provided, the Board concluded that the costs of the services provided and the profits estimated to be realized by GWCM and its affiliates were reasonable in relation to the nature, extent and quality of the services provided.

Economies of Scale.    At the Annual Meetings and November Meeting, the Board considered the extent to which economies of scale may be realized as the Funds grow and whether current fee levels reflect these economies of scale for the benefit of investors. In evaluating economies of scale, the Board considered, among other things, the current and proposed level of management fees payable by the Funds, and whether those fees include breakpoints, comparative fee information, the profitability and financial condition of GWCM, and the current level of each Fund’s assets. The Board noted that, under the New Advisory Agreement, breakpoints would be implemented for the following Funds: Great-West Goldman Sachs Mid Cap Value Fund, Great-West Invesco Small Cap Value Fund, Great-West Loomis Sayles Bond Fund, Great-West MFS International Growth Fund, Great-West Multi-Manager Small Cap Growth Fund, Great-West

Putnam Equity Income Fund, Great-West High Yield Bond Fund, Great-West Templeton Global Bond Fund, Great-West International Index Fund, Great-West Real Estate Index Fund, Great-West S&P 500 Index Fund, Great-West Mid Cap 400 Index Fund, Great-West Small Cap 600 Index Fund and Great-West Stock Index Fund, and that Great-West Multi-Manager Large Cap Growth Fund’s breakpoint structure would remain the same under the New Advisory Agreement. Based on the information provided, the Board concluded for all Funds, including those without breakpoints in the management fees, any economies of scale currently being realized were appropriately being reflected in the management fee payable by the Funds.

Other Factors.    At the Annual Meetings, the Board considered ancillary benefits derived or to be derived by GWCM from its relationship with the Funds as part of the total mix of information evaluated by the Board. The Board noted where services were provided to the Funds by affiliates of GWCM. The Board took into account the fact that the Funds are used as a funding vehicle under variable life and annuity contracts offered by insurance companies affiliated with GWCM and as a funding vehicle under retirement plans for which affiliates of GWCM may provide various retirement plan services. Additionally, the Board considered the extent to which GWCM’s parent company, GWL&A, and its affiliated insurance companies may receive benefits under the federal income tax laws with respect to tax deductions and credits. At the November Meeting, the Board concluded that the management fees for the Funds were reasonable, taking into account any ancillary benefits derived by GWCM.

Conclusion.    Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the New Advisory Agreement, including the management fees, are reasonable and that the New Advisory Agreement is in the best interests of each Fund and its shareholders, and unanimously approved the New Advisory Agreement for each Fund.

OTHER INFORMATION

There have been no commissions paid to any affiliated broker.

Class L Distribution and Service Plan

The Funds have adopted a distribution or “Rule 12b-1” plan for the Class L shares (“Distribution Plan”). The Distribution Plan allows the Class L shares of the Funds to compensate the Distributor for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The services provided under the Distribution Plan will continue if the New Advisory Agreement is approved.

The Distribution Plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Class L shares of the Funds). For the fiscal year ended December 31, 2015, the following 12b-1 payments were made to the Distributor for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders.

Fund	Payments*	Amount Waived by Distributor
Great-West Ariel Mid Cap Value Fund	$20,171	$4
Great-West Bond Index Fund	$59,403	$33
Great-West MFS International Value Fund	$3,852	$37
Great-West S&P 500® Index Fund	$131,015	$0
Great-West S&P Small Cap 600® Index Fund	$41,691	$55
Great-West Short Duration Bond Fund	$32	$32
Great-West T. Rowe Price Equity Income Fund	$5,402	$47
Great-West T. Rowe Price Mid Cap Growth Fund	$28,063	$51

* Amount of payments shown does not reflect 12b-1 payments waived by the Distributor with respect to initial seed capital invested by GWCM.

GWL&A Administrative Services Agreement

Effective May 1, 2015, Great-West Funds entered into an Administrative Services Agreement with GWL&A, GWCM’s parent company. Pursuant to the Administrative Services Agreement, GWL&A provides recordkeeping and administrative services to shareholders and account owners (collectively, “Account Holders”) who invest their assets in the Funds through certain variable annuity contracts and variable life insurance policies, to individual retirement account custodians or trustees, to plan sponsors of qualified retirement plans, and to college savings programs. The services provided by GWL&A include (1) maintaining a record of the number of Fund shares held by each Account Holder; (2) performing the required sub-accounting necessary to record participant interests in retirement plans; (3) investigating all inquiries from authorized plan representatives or other Account Holders relating to the shares held; (4) recording the ownership interest of Account Holders with respect to Fund shares and maintaining a record of the total number of shares which are so issued to the Account Holders; and (5) notifying GWCM, or its agent, if discrepancies arise between the records GWL&A maintains for the Account Holders and the information GWL&A is provided by Great-West Funds or its designee. The services provided by GWL&A are not in the capacity of a sub-transfer agent for the Funds and will continue to be provided if the New Advisory Agreement is approved.

For the services rendered by it pursuant to the Administrative Services Agreement, GWL&A receives from the Initial Class and Class L shares of the Funds a fee equal to 0.35% of the average daily net asset value of the shares of the applicable share class. For the fiscal year ended December 31, 2015, payments were made to GWL&A for recordkeeping and administrative services to shareholders and account owners as set forth in the table in Appendix F.

Vote Required

Approval of the proposal with respect to a Fund requires the affirmative vote of the holders of a majority of the outstanding voting securities of that Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of a Fund means the lesser of (a) 67% or more of the shares of the Fund present at the shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present at the meeting in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting.

If the New Advisory Agreement is approved by shareholders of a Fund, it is expected to become effective on May 1, 2017 with respect to such Fund. If the New Advisory Agreement is not approved by shareholders of a Fund, the New Advisory Agreement will not take effect with respect to such Fund and the Board will consider what further action to take.

PART 3

INFORMATION ABOUT OWNERSHIP OF SHARES OF THE FUNDS

Outstanding Shares

As of November 23, 2016, the Funds had the following number of shares of common stock outstanding:

Fund	Total Outstanding Shares
Great-West Ariel Mid Cap Value Fund	[ ]
Great-West Bond Index Fund	[ ]
Great-West Federated Bond Fund	[ ]
Great-West Goldman Sachs Mid Cap Value Fund	[ ]
Great West Government Money Market Fund	[ ]
Great-West International Index Fund	[ ]
Great-West Invesco Small Cap Value Fund	[ ]

Fund	Total Outstanding Shares
Great-West Loomis Sayles Bond Fund	[ ]
Great-West Loomis Sayles Small Cap Value Fund	[ ]
Great-West MFS International Growth Fund	[ ]
Great-West MFS International Value Fund	[ ]
Great-West Multi-Manager Large Cap Growth Fund	[ ]
Great-West Multi-Manager Small Cap Growth Fund	[ ]
Great-West Putnam Equity Income Fund	[ ]
Great-West Putnam High Yield Bond Fund	[ ]
Great-West Real Estate Index Fund	[ ]
Great-West S&P 500 Index Fund	[ ]
Great-West S&P Mid Cap 400 Index Fund	[ ]
Great-West S&P Small Cap 600 Index Fund	[ ]
Great-West Short Duration Bond Fund	[ ]
Great-West Stock Index Fund	[ ]
Great-West T. Rowe Price Equity Income Fund	[ ]
Great-West T. Rowe Price Mid Cap Growth Fund	[ ]
Great-West Templeton Global Bond Fund	[ ]
Great-West U.S. Government Mortgage Securities Fund	[ ]
Great-West Aggressive Profile I Fund	[ ]
Great-West Aggressive Profile II Fund	[ ]
Great-West Conservative Profile I Fund	[ ]
Great-West Conservative Profile II Fund	[ ]
Great-West Moderate Profile I Fund	[ ]
Great-West Moderate Profile II Fund	[ ]
Great-West Moderately Aggressive Profile I Fund	[ ]
Great-West Moderately Aggressive Profile II Fund	[ ]
Great-West Moderately Conservative Profile I Fund	[ ]
Great-West Moderately Conservative Profile II Fund	[ ]
Great-West Lifetime 2015 Fund	[ ]
Great-West Lifetime Conservative 2015 Fund	[ ]
Great-West Lifetime 2020 Fund	[ ]
Great-West Lifetime Conservative 2020 Fund	[ ]
Great-West Lifetime 2025 Fund	[ ]
Great-West Lifetime Conservative 2025 Fund	[ ]
Great-West Lifetime 2030 Fund	[ ]
Great-West Lifetime Conservative 2030 Fund	[ ]
Great-West Lifetime 2035 Fund	[ ]
Great-West Lifetime Conservative 2035 Fund	[ ]
Great-West Lifetime 2040 Fund	[ ]
Great-West Lifetime Conservative 2040 Fund	[ ]
Great-West Lifetime 2045 Fund	[ ]
Great-West Lifetime Conservative 2045 Fund	[ ]
Great-West Lifetime 2050 Fund	[ ]
Great-West Lifetime Conservative 2050 Fund	[ ]
Great-West Lifetime 2055 Fund	[ ]
Great-West Lifetime Conservative 2055 Fund	[ ]
Great-West SecureFoundation Balanced Fund	[ ]
Great-West SecureFoundation Lifetime 2015 Fund	[ ]
Great-West SecureFoundation Lifetime 2020 Fund	[ ]
Great-West SecureFoundation Lifetime 2025 Fund	[ ]
Great-West SecureFoundation Lifetime 2030 Fund	[ ]
Great-West SecureFoundation Lifetime 2035 Fund	[ ]
Great-West SecureFoundation Lifetime 2040 Fund	[ ]
Great-West SecureFoundation Lifetime 2045 Fund	[ ]
Great-West SecureFoundation Lifetime 2050 Fund	[ ]
Great-West SecureFoundation Lifetime 2055 Fund	[ ]
Great-West SecureFoundation® Balanced ETF Fund	[ ]

Beneficial Ownership

Holders of shares of each Fund on the Record Date will be entitled to one vote for each share held (and fractional vote corresponding to any fractional shares), with no shares having cumulative voting rights.

As of November 23, 2016, no persons other than the persons identified in the table set forth in Appendix G were entitled to provide voting instructions with respect to 5% or more of a Fund’s outstanding shares. Other than as indicated in the table in Appendix G, the address of each beneficial owner entitled to provide voting instructions with respect to 5% or more of a Fund’s outstanding shares is 8515 East Orchard Road, Greenwood Village, Colorado 80111. The number of shares of each Fund held by these respective entities and the percentage of the total shares outstanding as of November 23, 2016, are set forth in the table in Appendix G

As of November 23, 2016, the Directors, Nominees, and officers of Great-West Funds, as a group, beneficially owned less than 1% of the outstanding shares of each Fund. As of the Record Date, the individuals listed below beneficially owned shares of the Funds set forth in the table below through a qualified retirement plan. No other Director or executive officer of Great-West Funds, individually, or as a group, beneficially owned any shares of the Funds. The address of each Director and executive officer of Great-West Funds is 8515 East Orchard Road, Greenwood Village, Colorado 80111.

MANAGEMENT OWNERSHIP

(HOLDING ANY OUTSTANDING SHARES OF A FUND

AS OF NOVEMBER 23, 2016)

Individual:	Fund:	Number of shares outstanding:		Number of shares held by individual:	Percentage of total shares outstanding held by individual:
Ryan Logsdon	Great-West Loomis Sayles Bond Fund (Institutional Class)	[	]	4542.9	[	]%
John Clouthier	Great-West Loomis Sayles Bond Fund (Institutional Class)	[	]	4494.4	[	]%
Kelly New	Great-West U.S. Government Mortgage Securities Fund (Institutional Class)	[	]	4357.7	[	]%
Cara Owen	Great-West U.S. Government Mortgage Securities Fund (Institutional Class)	[	]	257.9	[	]%

PART 4

PROXY VOTING AND OPERATION OF THE MEETING

Shareholders of the Funds

With the exception of the Great-West SecureFoundation Balanced ETF Fund, shares of the Funds are sold to insurance company separate accounts to fund variable annuity contracts and variable life insurance policies, to custodians or trustees of individual retirement accounts, and to qualified retirement plans that have purchased variable contracts. Shares of the Funds are also sold directly to qualified retirement plans, college savings programs and asset allocation funds that are series of Great-West Funds, and GWCM, which provided initial capital for certain of the Funds.

Shares of the Great-West SecureFoundation Balanced ETF Fund are available through certain broker-dealers, custodians or trustees of individual retirement accounts or other financial intermediaries who have entered into agreements with the Fund’s distributor to make shares available.

Contract Owners of contracts issued through the following separate accounts (the “Separate Accounts”) of GWL&A, Great-West Life & Annuity Insurance Company of New York (“GWL&ANY”), or New England Life Insurance Company (“NELICO”), who have allocated contract value to one or more of the Funds as of the Record Date, will be entitled to provide voting instructions with respect to their proportionate interest (including fractional interests) in each Fund.

Insurance Company	Separate Account (registered with the SEC as unit investment trusts)	Separate Accounts (not registered with the SEC)

GWL&A	COLI VUL-2 Series Account	COLI VUL-7 Series Account

	COLI VUL-4 Series Account	COLI VUL-10 Series Account

	FutureFunds Series Account	COLI VUL-14 Series Account

	Maxim Series Account	DB-1 Series Account

	Pinnacle Series Account	FutureFunds II Series Account

	Retirement Plan Series Account	Qualified Series Account

Trillium Variable Annuity Series Account

Variable Annuity-1 Series Account

Variable Annuity-2 Series Account

GWL&ANY	COLI VUL-2 Series Account	COLI VUL-1 Series Account

	Variable Annuity-1 Series Account	COLI VUL-7 Series Account

	Variable Annuity-2 Series Account	DB-1 Series Account

	Variable Annuity-3 Series Account	FutureFunds II Series Account

NELICO		TNE Series (k) Account

Qualified retirement plans, owners of certain individual retirement accounts and shareholders of the Great-West SecureFoundation Balanced ETF Fund that directly owned shares of the Funds on the Record Date will be entitled to vote with respect to their proportionate interest (including fractional interests) in each Fund as of the Record Date.

Voting Procedures

In accordance with applicable law, shares attributable to each Fund held in the Separate Accounts registered with the SEC will be voted based on instructions received from the Contract Owners who have allocated contract value to the Fund as of the Record Date. The number of votes that a Contract Owner has the right to cast will be determined by applying his/her percentage interest in a Fund (held through a Separate Account) to the total number of votes attributable to such Fund. In determining the number of votes, fractional shares will be recognized. Shares attributable to each Fund held in the Separate Accounts that are not registered with the SEC will also be voted as described above based on instructions received from Contract Owners who have allocated contract value to the Fund as of the Record Date. Shares held in the Separate Accounts, whether or not registered, for which a Fund does not receive instructions and shares owned by GWCM, which provided initial capital to certain Funds, will be voted in the same proportion as shares for which the Fund has received instructions. As a result of such proportionate voting, a small number of Contract Owners may determine the outcome of the shareholder vote(s).

The individuals named as proxies on the enclosed voting instruction card will vote in accordance with your voting directions if your card is duly executed and returned in time to be voted at the Meeting, and not subsequently revoked. Unmarked proxies received from Contract Owners in the Separate Accounts will be voted in the same proportion as those proxies with voting instructions.

Voting instructions to abstain on the proposal and broker non-votes (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as present for purposes of achieving a quorum and in determining the votes cast on the proposal, but not as having voted FOR the proposal (and therefore will have the effect of a vote AGAINST). A proxy may be revoked at any time before it is voted by re-voting at the Meeting or sending written revocation, properly executed, to Great-West Funds, Inc., 8515 East Orchard Road Greenwood Village, Colorado 80111 with attention directed to the Secretary of Great-West Funds before the Meeting or by attending the Meeting.

In addition to the solicitation of proxies by mail, proxies may be solicited by officers of the Great-West Funds or its agents or affiliates personally or by telephone, facsimile machine, telegraph, or the Internet.

Quorum and Adjournments of the Meeting

One-third of the outstanding shares entitled to vote at the Meeting at the close of business on the Record Date, represented in person or by proxy, shall constitute a quorum and must be present for the transaction of business at the Meeting. The presence of a quorum will be determined separately for each Fund for Proposal 2 and collectively for Proposal 1. A quorum can be established by counting shares held by insurance company separate accounts, qualified retirement plans, and other shareholders that are present at the Meeting. If a quorum is not present at the Meeting, or a quorum is present but sufficient votes to approve a proposal are not received, or for any other legal reason, the persons named as proxies may propose one or more adjournments of the Meeting with respect to any or all proposals to permit further solicitation of proxies. The Board may seek one or more adjournments of the Meeting to solicit additional shareholders, if necessary, to obtain a quorum for the Meeting, or to obtain the required shareholder vote for approval of the proposals. With respect to each Fund, an adjournment would require the affirmative vote of the holders of a majority of the shares present at the Meeting (or an adjournment thereof) in person or by proxy and entitled to vote. If adjournment is proposed in order to obtain the required shareholder vote on a particular proposal, the persons named as proxies will vote in favor of adjournment if it is in the best interest of shareholders. Adjourned meetings may be held within a reasonable time after the date originally set for the Meeting without further notice to shareholders. A shareholder vote may be taken on one or more of the proposals discussed herein prior to any such adjournment if sufficient votes have been received and such vote is otherwise appropriate.

Expenses of the Solicitation

Great-West Funds retained Broadridge Financial Solutions, Inc. for proxy solicitation. The Funds will pay no expenses associated with this proxy solicitation. Such expenses will be paid by GWCM. Such proxy solicitation expenses are estimated to amount to $245,000.

Other Business

Management knows of no other business of Great-West Funds, other than that set forth in this Proxy Statement, which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed Proxy to vote in accordance with their best judgment.

Shareholder Proposals

Great-West Funds does not generally hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders must be received by Great-West Funds in writing a reasonable amount of time before Great-West Funds solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting. Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposal to the respective Fund at Attn: Secretary, 8515 East Orchard Road, Greenwood Village, Colorado 80111.

Shareholder Communications

Shareholders of the Funds who want to communicate with the Board or any individual Director should write the applicable Fund to the attention of the Great-West Funds’ Secretary, Ryan Logsdon. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Director and so indicates, it will be sent only to that Director. If a communication does not indicate a specific Director, it will be sent to the Chair of the Board and the independent legal counsel to the Independent Directors for further distribution as deemed appropriate by such persons.

Proxy Statement Delivery

Please note that only one Proxy Statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of the Proxy Statement, or for instructions as to how to request a separate copy of such document or as to how to request a single copy if multiple copies of such document are received, shareholders should contact your Fund at 8515 East Orchard Road, Greenwood Village, Colorado 80111 or by calling (866) 831-7129.

Financial Statements

Great-West Funds will furnish, without charge, a copy of a Fund’s most recent annual report for the fiscal year ended December 31, 2015 and the most recent semi-annual report for the six-month period ended June 30, 2016, upon request to: Ryan Logsdon, 8525 East Orchard Road, 2T3, Greenwood Village, Colorado 80111; (866) 831-7129.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Ryan L. Logsdon
Ryan L. Logsdon
Vice President, Counsel & Secretary

APPENDIX A

GREAT-WEST FUNDS, INC.

INDEPENDENT DIRECTORS COMMITTEE CHARTER

ADOPTED SEPTEMBER 19, 2013

I. PURPOSE

The Independent Directors Committee is a committee of the Board of the Fund. Its primary purposes are: (1) to identify and recommend individuals for membership on the Board; (2) to review the arrangements between the Fund and its service providers, including the review of the Fund’s advisory and distribution arrangements in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”); (3) to carry out the responsibilities of independent directors pursuant to Rule 38a-1 under the 1940 Act; and (4) to oversee issues related to the Fund’s independent directors that are not specifically delegated to another Board committee.

II. COMPOSITION

The Independent Directors Committee shall be comprised solely of directors who are independent directors. For purposes of the Independent Directors Committee, a director is independent if he or she is not an “interested person” of the Fund as that term is defined in the 1940 Act.

The members and Chairman of the Independent Directors Committee shall be elected by the Board annually and serve until their successors shall be duly elected and qualified.

III. MEETINGS

The Independent Directors Committee shall meet quarterly, or more frequently as circumstances dictate. Special meetings (including telephone meetings) may be called by the Chairman or a majority of the members of the Independent Directors Committee upon reasonable notice to the other members of the Independent Directors Committee.

A majority of the members of the Independent Directors Committee shall constitute a quorum for purposes of the transaction of business. The affirmative vote of a majority of the members comprising a quorum shall be the act of the Independent Directors Committee.

IV.            RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Independent Directors Committee shall:

A.	Board Nominations and Functions
1.	Identify and recommend individuals for membership on the Board. The principal criterion for selection of candidates is their ability to carry out the responsibilities of the Board. In addition, the following factors are taken into consideration:
(a)	The Board collectively should represent a broad cross section of backgrounds, functional disciplines and experience.
(b)	Candidates should exhibit stature commensurate with the responsibility of representing shareholders.
(c)	Candidates shall affirm their availability and willingness to strive for high attendance levels at regular and special meetings, and participate in committee activities as needed.
(d)	Candidates should represent the best choices available based upon thorough identification, investigation and recruitment of candidates.

A-1

2.	Periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.
3.	Periodically review independent director compensation and recommend any appropriate changes.
4.	Determine the process to be followed for the annual evaluation of the performance of the Board.
B.	Contract Review
1.	Request such information and materials as it believes are reasonably necessary to evaluate the Fund’s management, advisory, sub-advisory and underwriting arrangements. Based upon its review, the Independent Directors Committee shall determine at least annually whether to recommend to the Board that the current arrangements be approved for continuance for the following year.
2.	Request such information and materials as it believes are reasonably necessary to evaluate the Fund’s Rule 12b-1 Plan(s) and related agreements. Based upon its review, the Independent Directors Committee shall determine at least annually whether to recommend to the Board that the Plan(s) and related agreements be approved for continuance for the following year.
C.	Compliance
1.	Meet at least annually with the Fund’s Chief Compliance Officer (“CCO”). In addition, the Independent Directors Committee may meet in executive session from time to time, as it deems appropriate, with the CCO and/or the CCO’s staff outside the presence of management for purposes as it deems appropriate.
2.	Review the CCO’s written annual report to the Board pursuant to Rule 38a-1 under the 1940 Act.
D.	Other Powers and Responsibilities
1.	Review this Charter, annually, and recommend changes, if any, to the Board.
2.	Investigate any other matter brought to its attention within the scope of its duties, with the power to retain outside counsel or other experts for this purpose at the expense of the Fund, if, in its judgment, that is appropriate.
3.	Perform any other activities consistent with this Charter, the Fund’s charter, by-laws and governing law, as the Independent Directors Committee or the Board deems necessary or appropriate.
4.	Maintain minutes of Committee meetings; report its significant activities to the Board; and make such recommendations to the Board as the Independent Directors Committee deems necessary or appropriate.

A-2

APPENDIX B

AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT

            This Investment Advisory Agreement is made this 1st day of May, 2017 (this “Agreement”), by and between Great-West Funds, Inc, a Maryland corporation (“Great-West Funds”), and Great-West Capital Management, LLC, a Colorado limited liability company registered as an investment adviser under the Investment Advisers Act of 1940 (the “Adviser”).

ARTICLE I

Duties of the Adviser

            Great-West Funds hereby employs the Adviser to act as the investment adviser to and manager of Great-West Funds, and, subject to the review of the Board of Directors of Great-West Funds (the “Board”), to manage the investment and reinvestment of the assets of its existing series and of each series it may create in the future (each, a “Fund” and collectively, the “Funds”) and to administer its affairs, for the period and on the terms and conditions set forth in this Agreement. The Adviser hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent Great-West Funds in any way or otherwise be deemed an agent of Great-West Funds.

            A. Investment Advisory Services. In carrying out its obligations to manage the investment and reinvestment of the assets of Great-West Funds, the Adviser shall, when appropriate and consistent with the limitations set forth in Section C hereof:

(a)	perform research and obtain and evaluate pertinent economic, statistical, and financial data relevant to the investment policies of Great-West Funds;

(b)	consult with the Board and furnish to the Board recommendations with respect to an overall investment plan for approval, modification, or rejection by the Board;

(c)	seek out, present, and recommend specific investment opportunities, consistent with any overall investment plan approved by the Board;

(d)

take such steps as are necessary to implement any overall investment plan approved by the Board, including making and carrying out decisions to acquire or dispose of permissible investments, management of investments and any other property of Great-West Funds, and providing or obtaining such services as may be necessary in managing, acquiring, or disposing of investments;

(e)	regularly report to the Board with respect to the implementation of any approved overall investment plan and any other activities in connection with management of the assets of the Great-West Funds;

(f)	maintain all required accounts, records, memoranda, instructions, or authorizations relating to the acquisition or disposition of investments for Great-West Funds; and

(g)	determine the net asset value of Great-West Funds as required by applicable law.

            If, in the judgment of the Adviser, Great-West Funds would be benefited by supplemental investment research from other persons or entities, outside the context of a specific brokerage transaction, the Adviser is authorized to obtain and pay a reasonable flat fee for such information. Supplemental investment research shall be limited to statistical and other factual information, advice regarding economic factors and trends, and advice as to occasional transactions in specific securities, and shall not involve general advice or recommendations regarding the purchase or sale of securities. The expense of the Adviser may not be necessarily reduced as a result of the receipt of such supplement information. The Adviser shall regularly report to the Board when it has secured or, where time permits, intends to secure said supplemental investment research. It is understood and agreed that the Board retains the right to limit the scope of or to disapprove of said research.

            B. Fund Operations & Accounting Services. In addition to the performance of investment advisory services, the Adviser shall perform, or supervise the performance of, fund operations and accounting services in connection with the management of Great-West Funds and the Funds, including all financial reporting for Great-West Funds. In this connection, the Adviser agrees to: (i) assist in supervising all aspects of Great-West Funds’ operations, including the coordination of all matters relating to the functions of the custodian, transfer agent, accountants, attorneys, and other parties performing services or operational functions for Great-West Funds, (ii) provide Great-West Funds, at the Adviser’s expense, with services of persons who may be the Adviser’s officers, competent to perform such administrative and clerical functions as are necessary in order to provide effective administration of Great-West Funds, including duties in connection with certain reports and the maintenance of certain books and records of Great-West Funds, and (iii) provide Great-West Funds, at the Adviser’s expense, with adequate office space and related services necessary for its operations, excluding recordkeeping and other administrative services provided to shareholders of the Funds, as contemplated in this Agreement. Nothing contained herein will be construed to restrict Great-West Funds’ right to hire its own employees or to contract for services to be performed by third parties.

            C. Limitations on Advisory Services. The Adviser shall perform the services under this Agreement subject to the review of the Board and in a manner consistent with the investment objectives, policies, and restrictions of Great-West Funds as stated in its Registration Statement, as amended from time to time, filed with the Securities and Exchange Commission, its Articles of Incorporation and Bylaws, as amended from time to time, and the provisions of the Investment Company Act of 1940, as amended (the “Investment Company Act”).

            Great-West Funds has furnished or will furnish the Adviser with copies of Great-West Funds’ Prospectuses, Articles of Incorporation, and Bylaws as currently in effect and agrees during the continuance of this Agreement to furnish the Adviser with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Adviser will be entitled to rely on all documents furnished by Great-West Funds.

            D. Relationship with Sub-advisers Pursuant to Manager-of-Managers Structure. In fulfilling its duties, the Adviser may select and contract at its own expense with sub-advisers to manage the purchase, retention, and disposition of the investments, securities, and cash of each Fund other than any Fund that is part of a master-feeder arrangement. Furthermore, one or more Funds, as determined by the Adviser, may be advised by two or more sub-advisers. Under these circumstances, the Adviser would allocate such a Fund’s assets between and among its sub-advisers. The Adviser will continue to have responsibility for all investment advisory services furnished pursuant to any sub-advisory agreement.

            Great-West Funds and the Adviser understand and agree that the Adviser will manage Great-West Funds in a “manager-of-managers” style, which contemplates that the Adviser, among other things, is responsible for:

(i)	reviewing and recommending prospective sub-advisers for each Fund;

(ii)

monitoring and supervising each sub-adviser’s performance, including each sub-adviser’s practices in placing orders and selecting brokers and dealers to execute the Funds’ transactions and in negotiating commission rates;

(iii)	providing investment management evaluation services including quantitative and qualitative analysis as well as periodic in-person, telephonic, and written consultations with the sub-advisers;

(iv)	communicating performance expectations and evaluation to each sub-adviser;

(v)	determining whether each sub-advisory agreement should be renewed, modified, or terminated; and

(vi)	providing reports to the Board covering the results of its evaluation, monitoring functions and determinations with respect to each sub-adviser.

All actions of the Adviser are subject to review by the Board. Great-West Funds recognizes that a sub-adviser’s services may be terminated or modified pursuant to this process, and that the Adviser may appoint a new sub-adviser for a sub-adviser that is so removed.

            Each sub-adviser’s fees will be paid by the Adviser out of the advisory fees received from each of the Funds. The fee will be computed daily and paid periodically at an annual rate applied to the value of the average daily net assets of the Fund or, in the future, the portion of the Fund managed by that sub-adviser. Fees paid to a sub-adviser of a Fund with multiple sub-advisers would depend both on the fee rate negotiated with the Adviser and on the percentage of the Fund’s assets allocated to that sub-adviser by the Adviser, which may vary from time to time. Thus, the basis for fees paid to any such sub-adviser would not be constant, and the relative amounts of fees paid to the various sub-advisers of a Fund would fluctuate. These internal fluctuations, however, would not affect the total management fees paid by a Fund, which would continue to be fixed at the rates and on the terms described in Article II, Section A of this Agreement. Great-West Funds and its Funds have no responsibility to compensate any sub-adviser in any manner.

            The sub-advisers serve in a sub-advisory capacity to the Adviser with respect to each Fund for which they provide investment advice. Subject to the general supervision and direction of the Adviser and, ultimately, the Board, each sub-adviser for a Fund:

(i)

furnishes a continuous investment program for the Fund (or, in the future, the portion thereof for which it provides investment advice) it advises in accordance with the Fund’s stated investment objectives and policies;

(ii)	makes investment decisions for the Fund (or, in the future, the portion thereof for which it provides investment advice); and
(iii)	places all orders to purchase and sell securities on behalf of the Fund (or, in the future, the portion thereof for which it provides investment advice).

Each sub-adviser is, and any future sub-adviser will be, registered as an investment adviser under the Investment Advisers Act of 1940 and is or will be an “investment adviser,” as defined in Section 2(a)(20) of the Investment Company Act, with respect to the Fund or Funds (or portion thereof) for which it provides investment advice. In addition, a sub-adviser may perform certain limited administrative functions associated with its services for the relevant Fund(s) as set forth in the relevant sub-advisory agreement.

If a Fund employs multiple sub-advisers, each of whom would have complete discretion to purchase and sell securities for that portion of the assets of the Fund assigned to it by the Adviser, the Adviser will monitor the performance of both the Fund as a whole and each sub-adviser and will reallocate Fund assets among individual sub-advisers, or recommend to the Board that a Fund employ or terminate particular sub-advisers, to the extent necessary to achieve the overall objective of the particular Fund.

Pursuant to the “manager-of-managers” structure, each sub-adviser recommended by the Adviser will be selected and approved by the Board, including a majority of the Directors who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act, of Great-West Funds or the Adviser (the “Independent Directors”), and each sub-adviser will perform its services pursuant to a written sub-advisory agreement that complies with Section 15(a) of the Investment Company Act and has been approved by the Board, including a majority of the Independent Directors.

ARTICLE II

Compensation of the Adviser

A. Investment Advisory Fee. As compensation for its services with respect to Great-West Funds, the Adviser receives monthly compensation at the annual rate as set forth on Schedule A and Schedule B.

B. Allocation of Expenses.

With respect to the Great-West Funds set forth on Schedule A:

(a)

The Adviser shall be responsible for all of its expenses incurred in performing the services set forth in Article I hereunder. Such expenses include, but are not limited to, costs incurred in providing investment advisory services, fund operations, and accounting services; compensating and furnishing office space for officers and employees of the Adviser connected with investment and economic research, trading, and investment management of Great-West Funds; and paying all fees of all directors of Great-West Funds who are affiliated persons of the Adviser or any of its subsidiaries.

(b)

Great-West Funds pays all other expenses incurred in its operation and all of its general administrative expenses, including, but not limited to, redemption expenses, expenses of portfolio transactions, pricing costs, interest, charges of the custodian and transfer agent, if any, cost of auditing and tax services, independent directors’ fees and expenses, fund and independent director legal expenses, industry association membership expenses, state franchise and other taxes, expenses of registering the shares under Federal and state securities laws, Securities and Exchange Commission fees, insurance premiums, costs of maintenance of corporate existence, costs of printing and mailing regulatory documents to current shareholders, stock certificates, costs of corporate meetings, administrative services fees incurred pursuant to the Administrative Services Agreement between Great-West Funds and Great-West Life & Annuity Insurance Company (“Administrative Services Fees”), distribution and other expenses incurred under a plan adopted pursuant to rule 12b-1 under the Investment Company Act, and any extraordinary expenses, including litigation costs.

With respect to the Great-West Funds set forth on Schedule B, the Adviser shall be responsible for all expenses incurred in performing the services set forth in this Agreement and all other expenses, except that Great-West Funds shall pay all Administrative Services Fees, distribution and other expenses incurred under a plan adopted pursuant to rule 12b-1 under the Investment Company Act, and any extraordinary expenses, including litigation costs.

ARTICLE III

Portfolio Transactions and Brokerage

The Adviser agrees to determine the securities to be purchased or sold by the Funds, subject to the provisions of Article I, and to place orders pursuant to its determinations, either directly with the issuer, with any broker-dealer or underwriter that specializes in the securities for which the order is made, or with any other broker or dealer selected by the Adviser, subject to the following limitations.

The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for Great-West Funds and will use its best efforts to obtain the most favorable net results and execution of Great-West Funds’ orders, taking into account all appropriate factors including price, dealer spread or commission, if any, size of the transaction, and difficulty of the transaction. In evaluating the net results of brokerage services offered by brokers or dealers that also provide supplemental investment research to the Adviser for a flat fee (see Article I) the Adviser need not take such a flat fee into consideration.

If, in the judgment of the Adviser, Great-West Funds would be benefited by supplemental investment research in addition to such research furnished for a flat fee, the Adviser is authorized to pay spreads or commissions to brokers or dealers furnishing such services in excess of spreads or commissions which another broker or dealer may charge for the same transaction. The expenses of the Adviser may not necessarily be reduced as a result of receipt of such supplemental information.

Subject to the above requirements and the provisions of the Investment Company Act, the Securities Exchange Act of 1934, other applicable provisions of law, and the terms of any exemption(s) therefrom, nothing shall prohibit the Adviser from selecting brokers or dealers with which it or Great-West Funds are affiliated.

ARTICLE IV

Activities of the Adviser

The services of the Adviser to Great-West Funds under this Agreement are not to be deemed exclusive and the Adviser will be free to render similar services to others so long as its services under this Agreement are not impaired. It is understood that directors, officers, employees, and shareholders of Great-West Funds are or may become interested in the Adviser, as managers, officers, employees, members, or otherwise, and that managers, officers, employees, or members of the Adviser are or may become similarly interested in Great-West Funds, and that the Adviser is or may become interested in Great-West Funds as shareholder or otherwise.

It is agreed that the Adviser may use any supplemental investment research obtained for the benefit of Great-West Funds in providing investment advice to its other investment advisory accounts. The Adviser or its subsidiaries may use such information in managing their own accounts. Conversely, such supplemental information obtained by the placement of business for the Adviser or other entities advised by the Adviser will be considered by and may be useful to the Adviser in carrying out its obligations to Great-West Funds.

Securities held by Great-West Funds may also be held by separate accounts or other mutual funds for which the Adviser acts as an adviser or by the Adviser or its subsidiaries. Because of different investment objectives or other factors, a particular security may be bought by the Adviser or its subsidiaries or for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for Great-West Funds or other entities for which the Adviser or its subsidiaries act as investment adviser or for their advisory clients arise for consideration at or about the same time, Great-West Funds agrees that the Adviser may make transactions in such securities, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, Great-West Funds recognizes that there may an adverse effect on price.

It is agreed that, on occasions when the Adviser deems the purchase or sale of a security to be in the best interests of Great-West Funds as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for Great-West Funds with those to be sold or purchased for other accounts or companies in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to Great-West Funds and to such other accounts or companies. Great-West Funds recognizes that in some cases this procedure may adversely affect the size of the position obtainable for a Fund’s portfolio.

ARTICLE V

Effectiveness of the Agreement

This Agreement shall not become effective (and the Adviser shall not serve or act as investment adviser) unless and until it is approved by the Board including a majority of directors who are not parties to this Agreement or interested persons of any such party to this Agreement, and by the sole shareholder; and this Agreement shall come into full force and effect on the date on which it is so approved.

ARTICLE VI

Term of the Agreement

This Agreement shall remain in effect until the earlier of one year from its effective date and shall continue so long as such continuance is specifically approved by a majority of the outstanding shares of Great-West Funds at that time and at least annually thereafter (a) by the vote of the majority of the Board, or by vote of a majority of the outstanding shares of Great-West Funds, including a majority of the outstanding shares of each Fund, and (b) by the vote of a majority of the members of the Board who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the Board shall request and evaluate, and the Adviser shall furnish, such information as may be reasonably necessary to evaluate the terms of this Agreement. This Agreement:

(a)

Shall not be terminated by the Adviser without sixty days’ prior written notice and without the prior approval of a new investment advisory agreement by vote of a majority of the outstanding shares of Great-West Funds;

(b)

Shall be subject to termination, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of Great-West Funds, on sixty days’ written notice to the Adviser;

(c)

Shall not be amended without specific approval of such amendment by (i) the Board, or by the vote of a majority of the outstanding shares of Great-West Funds, including a majority of the outstanding shares of each Fund, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval; and

(d)	Shall automatically terminate upon assignment by either party.

ARTICLE VII

Recordkeeping

The Adviser agrees that all accounts and records which it maintains for Great-West Funds shall be the property of Great-West Funds and that it will surrender promptly to the designated officers of Great-West Funds any or all such accounts and records upon request. The Adviser further agrees to preserve for the period prescribed by the rules and regulations of the Securities and Exchange Commission all such records as are required to be maintained pursuant to said rules. The Adviser also agrees that it will maintain all records and accounts regarding the investment activities of Great-West Funds in a confidential manner. All such accounts or records shall be made available, within five (5) business days of the request, to Great-West Funds’ accountants or auditors during regular business hours at the Adviser’s offices upon reasonable prior written notice. In addition, the Adviser will provide any materials reasonably related to the investment advisory services provided hereunder, as may be reasonably requested in writing by the directors or officers of Great-West Funds or as may be required by any governmental agency having jurisdiction.

ARTICLE VIII

Liability of the Adviser

In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Adviser (or its managers, agents, officers, employees, members, and any other person or entity affiliated with the Adviser or retained by it to perform or assist in the performance of its obligations under this Agreement), neither the Adviser nor any of its managers, officers, employees, or agents shall be subject to liability to Great-West Funds or to any shareholder for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation any error of judgment or mistake of law or for any loss suffered by Great-West Funds or any shareholder in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

ARTICLE IX

Governing Law

This Agreement is subject to the provisions of the Investment Company Act, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, including such exemptions therefrom as the Securities and Exchange Commission may grant. Words and phrases used herein shall be interpreted in accordance with that Act and those rules and regulations. As used with respect to Great-West Funds or any of its Funds, the term “majority of the outstanding shares” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

(Remainder of page intentionally left blank; signature page to follow).

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officials duly authorized, as of the day and year first above written.

GREAT-WEST FUNDS, INC.

By:
Name:	Mary C. Maiers
Title:	Chief Financial Officer & Treasurer

Attest:
By:
Name:	Ryan L. Logsdon
Title:	Vice President, Counsel & Secretary

GREAT-WEST CAPITAL MANAGEMENT, LLC

By:
Name:	David Musto
Title:	President & Chief Executive Officer

Attest:
By:
Name:	Ryan L. Logsdon
Title:	Vice President, Counsel & Secretary

SCHEDULE A

TO THE

AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT

Funds	Investment Advisory Fee
Great-West Ariel Mid Cap Value Fund	0.67% of the average daily net assets
Great-West Bond Index Fund	0.13% of the average daily net assets
Great-West Federated Bond Fund	0.32% of the average daily net assets
Great-West Goldman Sachs Mid Cap Value Fund	0.79% of the average daily net assets on assets up to $1 billion, 0.74% of the average daily net assets on assets over $1 billion, and 0.69% of the average daily net assets on assets over $2 billion
Great-West Government Money Market Fund	0.10% of the average daily net assets
Great-West International Index Fund	0.28% of the average daily net assets on assets up to $1 billion, 0.23% of the average daily net assets on assets over $1 billion, and 0.18% of the average daily net assets on assets over $2 billion
Great-West Invesco Small Cap Value Fund	0.80% of the average daily net assets on assets up to $1 billion, 0.75% of the average daily net assets on assets over $1 billion, and 0.70% of the average daily net assets of on assets over $2 billion;
Great-West Loomis Sayles Bond Fund	0.52% of the average daily net assets on assets up to $1 billion, 0.47% of the average daily net assets on assets over $1 billion, and 0.42% of the average daily net assets on assets over $2 billion
Great-West Loomis Sayles Small Cap Value Fund	0.71% of the average daily net assets
Great-West MFS International Growth Fund	0.82% of the average daily net assets on assets up to $1 billion, 0.77% of the average daily net assets on assets over $1 billion, and 0.72% of the average daily net assets on assets over $2 billion
Great-West MFS International Value Fund	0.67% of the average daily net assets
Great-West Multi-Manager Large Cap Growth Fund	0.64% of the average daily net assets on assets up to $1 billion, 0.59% of the average daily net assets on assets over $1 billion, and 0.54% of the average daily net assets on assets over $2 billion
Great-West Multi-Manager Small Cap Growth Fund	0.83% of the average daily net assets on assets up to $1 billion, 0.78% of the average daily net assets on assets over $1 billion, and 0.73% of the average daily net assets on assets over $2 billion
Great-West Putnam Equity Income Fund	0.74% of the average daily net assets on assets up to $1 billion, 0.69% of the average daily net on assets over $1 billion, and 0.64% of the average daily net assets on assets over $2 billion
Great-West Putnam High Yield Bond Fund	0.72% of the average daily net assets on assets up to $1 billion, 0.67% of the average daily net assets on assets over $1 billion, and 0.62% of the average daily net assets on assets over $2 billion
Great-West Real Estate Index Fund	0.34% of the average daily net assets on assets up to $1 billion, 0.29% of the average daily net assets on assets over $1 billion, and 0.24% of the average daily net assets on assets over $2 billion
Great-West S&P 500® Index Fund	0.23% of the average daily net assets on assets up to $1 billion, 0.18% of the average daily net assets on assets over $1 billion, and 0.13% of the average daily net assets on assets over $2 billion
Great-West S&P Mid Cap 400® Index Fund	0.23% of the average daily net assets on assets up to $1 billion, 0.18% of the average daily net assets on assets over $1 billion, and 0.13% of the average daily net assets on assets over $2 billion
Great-West S&P Small Cap 600® Index Fund	0.23% of the average daily net assets on assets up to $1 billion, 0.18% of the average daily net assets on assets over $1 billion, and 0.13% of the average daily net assets on assets over $2 billion

Funds	Investment Advisory Fee
Great-West SecureFoundation® Balanced ETF Fund	0.16% of the average daily net assets
Great-West Short Duration Bond Fund	0.23% of the average daily net assets
Great-West Stock Index Fund	0.23% of the average daily net assets on assets up to $1 billion, 0.18% of the average daily net assets on assets over $1 billion, and 0.13% of the average daily net assets on assets over $2 billion
Great-West T. Rowe Price Equity Income Fund	0.47% of the average daily net assets
Great-West T. Rowe Price Mid Cap Growth Fund	0.66% of the average daily net assets
Great-West Templeton Global Bond Fund	0.58% of the average daily net assets on assets up to $1 billion, 0.53% of the average daily net assets on assets over $1 billion, and 0.48% of the average daily net assets on assets over $2 billion
Great-West U.S. Government Mortgage Securities Fund	0.23% of the average daily net assets

SCHEDULE B

TO THE

AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT

Funds	Investment Advisory Fee
Great-West Lifetime Conservative 2015 Fund	0.12% of the average daily net assets
Great-West Lifetime Conservative 2020 Fund	0.12% of the average daily net assets
Great-West Lifetime Conservative 2025 Fund	0.12% of the average daily net assets
Great-West Lifetime Conservative 2030 Fund	0.12% of the average daily net assets
Great-West Lifetime Conservative 2035 Fund	0.12% of the average daily net assets
Great-West Lifetime Conservative 2040 Fund	0.12% of the average daily net assets
Great-West Lifetime Conservative 2045 Fund	0.12% of the average daily net assets
Great-West Lifetime Conservative 2050 Fund	0.12% of the average daily net assets
Great-West Lifetime Conservative 2055 Fund	0.12% of the average daily net assets
Great-West Lifetime 2015 Fund	0.12% of the average daily net assets
Great-West Lifetime 2020 Fund	0.12% of the average daily net assets
Great-West Lifetime 2025 Fund	0.12% of the average daily net assets
Great-West Lifetime 2030 Fund	0.12% of the average daily net assets
Great-West Lifetime 2035 Fund	0.12% of the average daily net assets
Great-West Lifetime 2040 Fund	0.12% of the average daily net assets
Great-West Lifetime 2045 Fund	0.12% of the average daily net assets
Great-West Lifetime 2050 Fund	0.12% of the average daily net assets
Great-West Lifetime 2055 Fund	0.12% of the average daily net assets
Great-West Aggressive Profile I Fund	0.25% of the average daily net assets
Great-West Moderately Aggressive Profile I Fund	0.25% of the average daily net assets
Great-West Moderate Profile I Fund	0.25% of the average daily net assets
Great-West Moderately Conservative Profile I Fund	0.25% of the average daily net assets
Great-West Conservative Profile I Fund	0.25% of the average daily net assets
Great-West Aggressive Profile II Fund	0.10% of the average daily net assets
Great-West Moderately Aggressive Profile II Fund	0.10% of the average daily net assets
Great-West Moderate Profile II Fund	0.10% of the average daily net assets
Great-West Moderately Conservative Profile II Fund	0.10% of the average daily net assets
Great-West Conservative Profile II Fund	0.10% of the average daily net assets
Great-West SecureFoundation® Balanced Fund	0.10% of the average daily net assets
Great-West SecureFoundation® Lifetime 2015 Fund	0.12% of the average daily net assets
Great-West SecureFoundation® Lifetime 2020 Fund	0.12% of the average daily net assets
Great-West SecureFoundation® Lifetime 2025 Fund	0.12% of the average daily net assets
Great-West SecureFoundation® Lifetime 2030 Fund	0.12% of the average daily net assets
Great-West SecureFoundation® Lifetime 2035 Fund	0.12% of the average daily net assets
Great-West SecureFoundation® Lifetime 2040 Fund	0.12% of the average daily net assets
Great-West SecureFoundation® Lifetime 2045 Fund	0.12% of the average daily net assets
Great-West SecureFoundation® Lifetime 2050 Fund	0.12% of the average daily net assets
Great-West SecureFoundation® Lifetime 2055 Fund	0.12% of the average daily net assets

APPENDIX C

Management Fees and Expense Limits under the Current and New Advisory Agreements

Fund	Current Management Fee	Proposed Management Fee	Existing Expense Limitation Amount	Proposed Expense Limitation Amount
Great-West Ariel Mid Cap Value	0.60% of the average daily net assets	0.67% of the average daily net assets	0.75% of the average daily net assets	0.70% of the average daily net assets
Great-West Bond Index	0.15% of the average daily net assets	0.13% of the average daily net assets	N/A	0.15% of the average daily net assets
Great-West Federated Bond	0.35% of the average daily net assets	0.32% of the average daily net assets	N/A	0.35% of the average daily net assets
Great-West Goldman Sachs Mid Cap Value	0.90% of the average daily net assets	0.79% of the average daily net assets on assets up to $1 billion, 0.74% of the average daily net assets on assets over $1 billion, and 0.69% of the average daily net assets on assets over $2 billion	N/A	0.80% of the average daily net assets
Great-West Government Money Market	0.11% of the average daily net assets	0.10% of the average daily net assets	N/A	0.11% of the average daily net assets
Great-West International Index	0.35% of the average daily net assets	0.28% of the average daily net assets on assets up to $1 billion, 0.23% of the average daily net assets on assets over $1 billion, and 0.18% of the average daily net assets on assets over $2 billion	N/A	0.35% of the average daily net assets
Great-West Invesco Small Cap Value	1.05% of the average daily net assets	0.80% of the average daily net assets on assets up to $1 billion, 0.75% of the average daily net assets on assets over $1 billion, and 0.70% of the average daily net assets of on assets over $2 billion;	N/A	0.83% of the average daily net assets
Great-West Loomis Sayles Bond	0.55% of the average daily net assets	0.52% of the average daily net assets on assets up to $1 billion, 0.47% of the average daily net assets on assets over $1 billion, and 0.42% of the average daily net assets on assets over $2 billion	N/A	0.55% of the average daily net assets
Great-West Loomis Sayles Small Cap Value	0.60% of the average daily net assets	0.71% of the average daily net assets	0.95% of the average daily net assets	0.74% of the average daily net assets
Great-West MFS International Growth	0.85% of the average daily net assets	0.82% of the average daily net assets on assets up to $1 billion, 0.77% of the average daily net assets on assets over $1 billion, and 0.72% of the average daily net assets on assets over $2 billion	N/A	0.85% of the average daily net assets

Fund	Current Management Fee	Proposed Management Fee	Existing Expense Limitation Amount	Proposed Expense Limitation Amount
Great-West MFS International Value	0.65% of the average daily net assets	0.67% of the average daily net assets	0.85% of the average daily net assets	0.72% of the average daily net assets
Great-West Multi-Manager Large Cap Growth	0.65% of the average daily net assets on assets up to $1 billion, 0.60% of the average daily net assets on assets over $1 billion	0.64% of the average daily net assets on assets up to $1 billion, 0.59% of the average daily net assets on assets over $1 billion, and 0.54% of the average daily net assets on assets over $2 billion	N/A	0.65% of the average daily net assets
Great-West Multi-Manager Small Cap Growth	0.75% of the average daily net assets	0.83% of the average daily net assets on assets up to $1 billion, 0.78% of the average daily net assets on assets over $1 billion, and 0.73% of the average daily net assets on assets over $2 billion	N/A	0.84% of the average daily net assets
Great-West Putnam Equity Income	0.75% of the average daily net assets	0.74% of the average daily net assets on assets up to $1 billion, 0.69% of the average daily net on assets over $1 billion, and 0.64% of the average daily net assets on assets over $2 billion	N/A	0.75% of the average daily net assets
Great-West Putnam High Yield Bond	0.75% of the average daily net assets	0.72% of the average daily net assets on assets up to $1 billion, 0.67% of the average daily net assets on assets over $1 billion, and 0.62% of the average daily net assets on assets over $2 billion	N/A	0.75% of the average daily net assets
Great-West Real Estate Index	0.35% of the average daily net assets	0.34% of the average daily net assets on assets up to $1 billion, 0.29% of the average daily net assets on assets over $1 billion, and 0.24% of the average daily net assets on assets over $2 billion	N/A	0.35% of the average daily net assets
Great-West S&P 500® Index	0.25% of the average daily net assets	0.23% of the average daily net assets on assets up to $1 billion, 0.18% of the average daily net assets on assets over $1 billion, and 0.13% of the average daily net assets on assets over $2 billion	N/A	0.25% of the average daily net assets
Great-West S&P Mid Cap 400® Index	0.25% of the average daily net assets	0.23% of the average daily net assets on assets up to $1 billion, 0.18% of the average daily net assets on assets over $1 billion, and 0.13% of the average daily net assets on assets over $2 billion	N/A	0.25% of the average daily net assets

Fund	Current Management Fee	Proposed Management Fee	Existing Expense Limitation Amount	Proposed Expense Limitation Amount
Great-West S&P Small Cap 600® Index	0.25% of the average daily net assets	0.23% of the average daily net assets on assets up to $1 billion, 0.18% of the average daily net assets on assets over $1 billion, and 0.13% of the average daily net assets on assets over $2 billion	N/A	0.25% of the average daily net assets
Great-West Short Duration Bond	0.25% of the average daily net assets	0.23% of the average daily net assets	N/A	0.25% of the average daily net assets
Great-West Stock Index	0.25% of the average daily net assets	0.23% of the average daily net assets on assets up to $1 billion, 0.18% of the average daily net assets on assets over $1 billion, and 0.13% of the average daily net assets on assets over $2 billion	N/A	0.25% of the average daily net assets
Great-West T. Rowe Price Equity Income	0.45% of the average daily net assets	0.47% of the average daily net assets	0.60% of the average daily net assets	0.47% of the average daily net assets
Great-West T. Rowe Price Mid Cap Growth	0.65% of the average daily net assets	0.66% of the average daily net assets	0.70% of the average daily net assets	0.67% of the average daily net assets
Great-West Templeton Global Bond	0.95% of the average daily net assets	0.58% of the average daily net assets on assets up to $1 billion, 0.53% of the average daily net assets on assets over $1 billion, and 0.48% of the average daily net assets on assets over $2 billion	N/A	0.66% of the average daily net assets
Great-West U.S. Government Mortgage Securities	0.25% of the average daily net assets	0.23% of the average daily net assets	N/A	0.25% of the average daily net assets

APPENDIX D

MANAGEMENT FEES ACTUALLY PAID TO GWCM AND THE MANAGEMENT FEE THAT

WOULD HAVE BEEN PAID TO GWCM HAD THE NEW ADVISORY AGREEMENT BEEN IN

EFFECT FOR FISCAL YEAR ENDED DECEMBER 31, 2015:

Fund	Management Fees Paid[1]	Management Fee Waivers & Reimbursements	Management Fees (had the New Advisory Agreement been in effect)	Difference in Management Fee (%) (had the New Advisory Agreement been in effect)
Great-West Ariel Mid Cap Value	$1,202,988	$4,243	$1,166,225	-3%
Great-West Bond Index	$2,851,102	$0	$1,532,629	-46%
Great-West Federated Bond	$2,135,321	$0	$1,485,924	-30%
Great-West Goldman Sachs Mid Cap Value	$6,046,050	$0	$4,688,920	-22%
Great-West Government Money Market	$828,565	$469,431	$424,398	-49%
Great-West International Index	$3,144,604	$0	$1,842,648	-41%
Great-West Invesco Small Cap Value	$793,146	$292	$542,719	-32%
Great-West Loomis Sayles Bond	$5,187,983	$0	$4,120,460	-21%
Great-West Loomis Sayles Small Cap Value	$1,746,175	$0	$1,612,258	-8%
Great-West MFS International Growth	$3,022,607	$0	$2,527,756	-16%
Great-West MFS International Value	$5,778,675	$2,726	$5,154,241	-11%
Great-West Multi-Manager Large Cap Growth	$2,445,272	$0	$2,038,342	-17%
Great-West Multi-Manager Small Cap Growth[2]	$139,401	$0	$128,390	-8%
Great-West Putnam Equity Income	$4,901,160	$0	$4,174,492	-15%
Great-West Putnam High Yield Bond	$2,834,346	$0	$2,355,648	-17%
Great-West Real Estate Index	$1,589,164	$0	$1,120,483	-29%
Great-West S&P 500® Index	$8,351,171	$0	$4,486,516	-46%
Great-West S&P Mid Cap 400® Index	$2,190,784	$0	$1,398,602	-36%
Great-West S&P Small Cap 600® Index	$2,749,058	$0	$1,730,415	-37%
Great-West Short Duration Bond	$602,183	$0	$399,483	-34%
Great-West Stock Index	$1,093,895	$0	$684,256	-37%
Great-West T. Rowe Price Equity Income	$4,987,075	$13,028	$4,108,022	-18%
Great-West T. Rowe Price Mid Cap Growth	$7,227,710	$13,200	$6,288,200	-13%
Great-West Templeton Global Bond	$3,926,259	$0	$2,057,381	-48%
Great-West U.S. Government Mortgage Securities	$1,053,014	$0	$692,216	-34%
Total	$76,827,708	$502,920	$56,760,624	-26%

1 For the period from January 1, 2015 until April 30, 2015, GWCM’s management fee on each Fund included an additional 0.35% related to shareholder services that was not part of the management fee from May 1, 2015 until December 31, 2015.

2 Fund commenced operations on September 10, 2015.

D-1

APPENDIX E

CURRENT FEES & EXPENSES COMPARED TO PROPOSED FEES & EXPENSES

Great-West Ariel Mid Cap Value Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current Fees & Expenses			Proposed Fees & Expenses
	Institutional Class	Initial Class	Class L	Institutional Class	Initial Class	Class L
Management Fees	0.60%	0.60%	0.60%	0.67%	0.67%	0.67%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%	0.00%	0.00%	0.25%
Total Other Expenses	0.10%	0.47%	0.49%	0.05%	0.42%	0.44%
Administrative Services Fees	0.00%	0.35%	0.35%	0.00%	0.35%	0.35%
Other Expenses	0.10%	0.12%	0.14%	0.05%[1]	0.07%[1]	0.09%[1]
Total Annual Fund Operating Expenses	0.70%	1.07%	1.34%	0.72%	1.09%	1.36%
Fee Waiver and Expense Reimbursement[2]	0.00%[2]	0.00%[2]	0.02%[2]	0.02%[3]	0.04%[3]	0.06%[3]
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.70%	1.07%	1.32%	0.70%	1.05%	1.30%

1 “Other Expenses” are based on estimated amounts for the current fiscal year.

2 GWCM has contractually agreed to pay expenses that exceed 0.75% of the Fund’s average daily net assets, excluding Distributions and Service (12b-1) Fees and Administrative Services Fees. These expense reimbursements shall continue in effect indefinitely and will be discontinued only upon termination or amendment of the investment advisory agreement with GWCM.

3GWCM has contractually agreed to waive fees or reimburse expenses that exceed 0.70% of the Fund’s average daily net assets attributable to each Class, excluding Distribution and Service (12b-1) Fees, Administrative Services Fees, acquired fund fee expenses, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2017 and will automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement. Under the agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years, provided Total Annual Fund Operating Expenses of a Class plus such recoupment do not exceed the Expense Limit that was in place at the time of the waiver/reimbursement as well as the current Expense Limit.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the fees and expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Any applicable fee waivers and/or expense reimbursements are reflected in the below examples for the period during which such fee waivers and/or expense reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Current Fees & Expenses				Proposed Fees & Expenses
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Institutional Class	$72	$224	$390	$871	$72	$224	$390	$871
Initial Class	$108	$337	$585	$1,294	$107	$334	$579	$1,283
Class L	$134	$424	$734	$1,615	$132	$412	$713	$1,568

Great-West Bond Index Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current Fees & Expenses			Proposed Fees & Expenses
	Institutional Class	Initial Class	Class L	Institutional Class	Initial Class	Class L
Management Fees	0.15%	0.15%	0.15%	0.13%	0.13%	0.13%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%	0.00%	0.00%	0.25%
Total Other Expenses	0.00%	0.35%	0.35%	0.02%	[ ]%	[ ]%
Administrative Services Fees	0.00%	0.35%	0.35%	0.00%	0.35%	0.35%
Other Expenses	N/A	N/A	N/A	0.02%[1]	[ ]%[1]	[ ]%[1]
Total Annual Fund Operating Expenses	0.15%	0.50%	0.75%	0.15%	[ ]%	[ ]%
Fee Waiver and Expense Reimbursement	N/A	N/A	N/A	0.00%[2]	[ ]%[2]	[ ]%[2]
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	N/A	N/A	N/A	0.15%	0.50%	0.75%

1 “Other Expenses” are based on estimated amounts for the current fiscal year.

2 GWCM has contractually agreed to waive fees or reimburse expenses that exceed 0.15% of the Fund’s average daily net assets attributable to each Class, excluding Distribution and Service (12b-1) Fees, Administrative Services Fees, acquired fund fee expenses, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2017 and will automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement. Under the agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years, provided Total Annual Fund Operating Expenses of a Class plus such recoupment do not exceed the Expense Limit that was in place at the time of the waiver/reimbursement as well as the current Expense Limit.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the fees and expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Any applicable fee waivers and/or expense reimbursements are reflected in the below examples for the period during which such fee waivers and/or expense reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Current Fees & Expenses				Proposed Fees & Expenses
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Institutional Class	$15	$48	$85	$192	$15	$48	$85	$192
Initial Class	$51	$160	$280	$628	$51	$160	$280	$628
Class L	$77	$240	$417	$930	$77	$240	$417	$930

Great-West Federated Bond Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current Fees & Expenses			Proposed Fees & Expenses
	Institutional Class	Initial Class	Class L	Institutional Class	Initial Class	Class L
Management Fees	0.35%	0.35%	0.35%	0.32%	0.32%	0.32%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%	0.00%	0.00%	0.25%
Total Other Expenses	0.00%	0.35%	0.35%	0.06%	[ ]%	[ ]%
Administrative Services Fees	0.00%	0.35%	0.35%	0.00%	0.35%	0.35%
Other Expenses	N/A	N/A	N/A	0.06%[1]	[ ]%[1]	[ ]%[1]
Total Annual Fund Operating Expenses	0.35%	0.70%	0.95%	0.38%	[ ]%	[ ]%
Fee Waiver and Expense Reimbursement	N/A	N/A	N/A	0.03%[2]	[ ]%[2]	[ ]%[2]
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	N/A	N/A	N/A	0.35%	0.70%	0.95%

1 “Other Expenses” are based on estimated amounts for the current fiscal year.

2 GWCM has contractually agreed to waive fees or reimburse expenses that exceed 0.35% of the Fund’s average daily net assets attributable to each Class, excluding Distribution and Service (12b-1) Fees, Administrative Services Fees, acquired fund fee expenses, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2017 and will automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement. Under the agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years, provided Total Annual Fund Operating Expenses of a Class plus such recoupment do not exceed the Expense Limit that was in place at the time of the waiver/reimbursement as well as the current Expense Limit.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the fees and expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Any applicable fee waivers and/or expense reimbursements are reflected in the below examples for the period during which such fee waivers and/or expense reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Current Fees & Expenses				Proposed Fees & Expenses
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Institutional Class	$36	$113	$197	$443	$36	$113	$197	$443
Initial Class	$72	$224	$390	$871	$72	$224	$390	$871
Class L	$97	$303	$526	$1,166	$97	$303	$525	$1,166

Great-West Goldman Sachs Mid Cap Value Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current Fees & Expenses			Proposed Fees & Expenses
	Institutional Class	Initial Class	Class L	Institutional Class	Initial Class	Class L
Management Fees	0.90%	0.90%	0.90%	0.79%	0.79%	0.79%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%	0.00%	0.00%	0.25%
Total Other Expenses	0.00%	0.35%	0.35%	0.02%	0.37%	0.37%
Administrative Services Fees	0.00%	0.35%	0.35%	0.00%	0.35%	0.35%
Other Expenses	N/A	N/A	N/A	0.02%[1]	0.02%[1]	0.02%[1]
Total Annual Fund Operating Expenses	0.90%	1.25%	1.50%	0.81%	1.16%	1.41%
Fee Waiver and Expense Reimbursement	N/A	N/A	N/A	0.01%[2]	0.01%[2]	0.01%[2]
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	N/A	N/A	N/A	0.80%	1.15%	1.40%

1 “Other Expenses” are based on estimated amounts for the current fiscal year.

2 GWCM has contractually agreed to waive fees or reimburse expenses that exceed 0.80% of the Fund’s average daily net assets attributable to each Class, excluding Distribution and Service (12b-1) Fees, Administrative Services Fees, acquired fund fee expenses, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2017 and will automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement. Under the agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years, provided Total Annual Fund Operating Expenses of a Class plus such recoupment do not exceed the Expense Limit that was in place at the time of the waiver/reimbursement as well as the current Expense Limit.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the fees and expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Any applicable fee waivers and/or expense reimbursements are reflected in the below examples for the period during which such fee waivers and/or expense reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Current Fees & Expenses				Proposed Fees & Expenses
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Institutional Class	$92	$287	$499	$1,108	$82	$255	$444	$990
Initial Class	$127	$397	$686	$1,511	$117	$365	$633	$1,398
Class L	$153	$474	$818	$1,791	$143	$443	$766	$1,680

Great-West Government Money Market Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current Fees & Expenses		Proposed Fees & Expenses
	Institutional Class	Initial Class	Institutional Class	Initial Class
Management Fees	0.11%	0.11%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.00%	0.00%
Total Other Expenses	0.00%	0.35%	0.01%	0.36%
Administrative Services Fees	0.00%	0.35%	0.00%	0.35%
Other Expenses	N/A	N/A	0.01%[1]	0.01%[1]
Total Annual Fund Operating Expenses	0.11%	0.46%	0.11%	0.46%
Fee Waiver and Expense Reimbursement	N/A	N/A	0.00%[2]	0.00%[2]
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	N/A	N/A	0.11%	0.46%

1 “Other Expenses” are based on estimated amounts for the current fiscal year.

2 GWCM has contractually agreed to waive fees or reimburse expenses that exceed 0.11% of the Fund’s average daily net assets attributable to each Class, excluding Distribution and Service (12b-1) Fees, Administrative Services Fees, acquired fund fee expenses, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2017 and will automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement. Under the agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years, provided Total Annual Fund Operating Expenses of a Class plus such recoupment do not exceed the Expense Limit that was in place at the time of the waiver/reimbursement as well as the current Expense Limit.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the fees and expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Any applicable fee waivers and/or expense reimbursements are reflected in the below examples for the period during which such fee waivers and/or expense reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Current Fees & Expenses				Proposed Fees & Expenses
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Institutional Class	$11	$35	$62	$141	$11	$35	$62	$141
Initial Class	$47	$148	$258	$579	$47	$148	$258	$579

Great-West International Index Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current Fees & Expenses			Proposed Fees & Expenses
	Institutional Class	Initial Class	Class L	Institutional Class	Initial Class	Class L
Management Fees	0.35%	0.35%	0.35%	0.28%	0.28%	0.28%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%	0.00%	0.00%	0.25%
Total Other Expenses	0.00%	0.35%	0.35%	0.08%	[ ]%	[ ]%
Administrative Services Fees	0.00%	0.35%	0.35%	0.00%	0.35%	0.35%
Other Expenses	N/A	N/A	N/A	0.08%[1]	[ ]%[1]	[ ]%[1]
Total Annual Fund Operating Expenses	0.35%	0.70%	0.95%	0.36%	[ ]%	[ ]%
Fee Waiver and Expense Reimbursement	N/A	N/A	N/A	0.01%[2]	[ ]%[2]	[ ]%[2]
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	N/A	N/A	N/A	0.35%	0.70%	0.95%

1 “Other Expenses” are based on estimated amounts for the current fiscal year.

2 GWCM has contractually agreed to waive fees or reimburse expenses that exceed 0.35% of the Fund’s average daily net assets attributable to each Class, excluding Distribution and Service (12b-1) Fees, Administrative Services Fees, acquired fund fee expenses, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2017 and will automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement. Under the agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years, provided Total Annual Fund Operating Expenses of a Class plus such recoupment do not exceed the Expense Limit that was in place at the time of the waiver/reimbursement as well as the current Expense Limit.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the fees and expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Any applicable fee waivers and/or expense reimbursements are reflected in the below examples for the period during which such fee waivers and/or expense reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Current Fees & Expenses				Proposed Fees & Expenses
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Institutional Class	$36	$113	$197	$443	$36	$113	$197	$443
Initial Class	$72	$224	$390	$871	$72	$224	$390	$871
Class L	$97	$303	$526	$1,166	$97	$303	$526	$1,166

Great-West Invesco Small Cap Value Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current Fees & Expenses			Proposed Fees & Expenses
	Institutional Class	Initial Class	Class L	Institutional Class	Initial Class	Class L
Management Fees	1.05%	1.05%	1.05%	0.80%	0.80%	0.80%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%	0.00%	0.00%	0.25%
Total Other Expenses	0.00%	0.35%	0.35%	0.15%	0.50%	0.50%
Administrative Services Fees	0.00%	0.35%	0.35%	0.00%	0.35%	0.35%
Other Expenses	N/A	N/A	N/A	0.15%[1]	0.15%[1]	0.15%[1]
Total Annual Fund Operating Expenses	1.05%	1.40%	1.65%	0.95%	1.30%	1.55%
Fee Waiver and Expense Reimbursement	N/A	N/A	N/A	0.12%[2]	0.12%[2]	0.12%[2]
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	N/A	N/A	N/A	0.83%	1.18%	1.43%

1 “Other Expenses” are based on estimated amounts for the current fiscal year.

2 GWCM has contractually agreed to waive fees or reimburse expenses that exceed 0.83% of the Fund’s average daily net assets attributable to each Class, excluding Distribution and Service (12b-1) Fees, Administrative Services Fees, acquired fund fee expenses, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2017 and will automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement. Under the agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years, provided Total Annual Fund Operating Expenses of a Class plus such recoupment do not exceed the Expense Limit that was in place at the time of the waiver/reimbursement as well as the current Expense Limit.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the fees and expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Any applicable fee waivers and/or expense reimbursements are reflected in the below examples for the period during which such fee waivers and/or expense reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Current Fees & Expenses				Proposed Fees & Expenses
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Institutional Class	$107	$334	$579	$1,283	$85	$265	$460	$1,025
Initial Class	$143	$443	$766	$1,680	$120	$375	$649	$1,432
Class L	$168	$520	$897	$1,955	$146	$452	$782	$1,713

Great-West Loomis Sayles Bond Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current Fees & Expenses			Proposed Fees & Expenses
	Institutional Class	Initial Class	Class L	Institutional Class	Initial Class	Class L
Management Fees	0.55%	0.55%	0.55%	0.52%	0.52%	0.52%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%	0.00%	0.00%	0.25%
Total Other Expenses	0.00%	0.35%	0.35%	0.04%	[ ]%	[ ]%
Administrative Services Fees	0.00%	0.35%	0.35%	0.00%	0.35%	0.35%
Other Expenses	N/A	N/A	N/A	0.04%[1]	[ ]%[1]	[ ]%[1]
Total Annual Fund Operating Expenses	0.55%	0.90%	1.15%	0.56%	[ ]%	[ ]%
Fee Waiver and Expense Reimbursement	N/A	N/A	N/A	0.01%[2]	[ ]%[2]	[ ]%[2]
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	N/A	N/A	N/A	0.55%	0.90%	1.15%

1 “Other Expenses” are based on estimated amounts for the current fiscal year.

2 GWCM has contractually agreed to waive fees or reimburse expenses that exceed 0.55% of the Fund’s average daily net assets attributable to each Class, excluding Distribution and Service (12b-1) Fees, Administrative Services Fees, acquired fund fee expenses, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2017 and will automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement. Under the agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years, provided Total Annual Fund Operating Expenses of a Class plus such recoupment do not exceed the Expense Limit that was in place at the time of the waiver/reimbursement as well as the current Expense Limit.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the fees and expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Any applicable fee waivers and/or expense reimbursements are reflected in the below examples for the period during which such fee waivers and/or expense reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Current Fees & Expenses				Proposed Fees & Expenses
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Institutional Class	$56	$176	$307	$689	$56	$176	$307	$689
Initial Class	$92	$287	$499	$1,108	$92	$287	$498	$1,108
Class L	$117	$365	$633	$1,398	$117	$365	$633	$1,398

Great-West Loomis Sayles Small Cap Value Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current Fees & Expenses			Proposed Fees & Expenses
	Institutional Class	Initial Class	Class L	Institutional Class	Initial Class	Class L
Management Fees	0.65%	0.65%	0.65%	0.71%	0.71%	0.71%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%	0.00%	0.00%	0.25%
Total Other Expenses	0.09%	0.46%	0.65%	0.06%	0.43%	0.62%
Administrative Services Fees	0.00%	0.35%	0.35%	0.00%	0.35%	0.35%
Other Expenses	0.09%	0.11%	0.30%[1]	0.06%[2]	0.08%[2]	0.27%[2]
Total Annual Fund Operating Expenses	0.74%	1.11%	1.55%	0.77%	1.14%	1.58%
Fee Waiver and Expense Reimbursement	0.00%[3]	0.00%[3]	0.00%[3]	0.03%[4]	0.05%[4]	0.24%[4]
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.74%	1.11%	1.55%	0.74%	1.09%	1.34%

1 “Other Expenses” are estimated for Class L shares because the class has not yet commenced operations.

2“Other Expenses” are based on estimated amounts for the current fiscal year.

3 GWCM has contractually agreed to pay expenses that exceed 0.95% of the Fund’s average daily net assets, excluding Distributions and Service (12b-1) Fees and Administrative Services Fees. These expense reimbursements shall continue in effect indefinitely and will be discontinued only upon termination or amendment of the investment advisory agreement with GWCM.

4 GWCM has contractually agreed to waive fees or reimburse expenses that exceed 0.74% of the Fund’s average daily net assets attributable to each Class, excluding Distribution and Service (12b-1) Fees, Administrative Services Fees, acquired fund fee expenses, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2017 and will automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement. Under the agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years, provided Total Annual Fund Operating Expenses of a Class plus such recoupment do not exceed the Expense Limit that was in place at the time of the waiver/reimbursement as well as the current Expense Limit.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the fees and expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Any applicable fee waivers and/or expense reimbursements are reflected in the below examples for the period during which such fee waivers and/or expense reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Current Fees & Expenses				Proposed Fees & Expenses
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Institutional Class	$76	$237	$412	$918	$76	$237	$411	$918
Initial Class	$113	$353	$612	$1,352	$111	$347	$601	$1,329
Class L	$158	$490	$845	$1,845	$136	$425	$734	$1,613

Great-West MFS International Growth Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current Fees & Expenses			Proposed Fees & Expenses
	Institutional Class	Initial Class	Class L	Institutional Class	Initial Class	Class L
Management Fees	0.85%	0.85%	0.85%	0.82%	0.82%	0.82%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%	0.00%	0.00%	0.25%
Total Other Expenses	0.00%	0.35%	0.35%	0.07%	[ ]%	[ ]%
Administrative Services Fees	0.00%	0.35%	0.35%	0.00%	0.35%	0.35%
Other Expenses	N/A	N/A	N/A	0.07%[1]	[ ]%[1]	[ ]%[1]
Total Annual Fund Operating Expenses	0.85%	1.20%	1.45%	0.89%	[ ]%	[ ]%
Fee Waiver and Expense Reimbursement	N/A	N/A	N/A	0.04%[2]	[ ]%[2]	[ ]%[2]
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	N/A	N/A	N/A	0.85%	1.20%	1.45%

1 “Other Expenses” are based on estimated amounts for the current fiscal year.

2 GWCM has contractually agreed to waive fees or reimburse expenses that exceed 0.85% of the Fund’s average daily net assets attributable to each Class, excluding Distribution and Service (12b-1) Fees, Administrative Services Fees, acquired fund fee expenses, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2017 and will automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement. Under the agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years, provided Total Annual Fund Operating Expenses of a Class plus such recoupment do not exceed the Expense Limit that was in place at the time of the waiver/reimbursement as well as the current Expense Limit.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the fees and expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Any applicable fee waivers and/or expense reimbursements are reflected in the below examples for the period during which such fee waivers and/or expense reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Current Fees & Expenses				Proposed Fees & Expenses
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Institutional Class	$87	$271	$471	$1,049	$87	$271	$471	$1,049
Initial Class	$122	$381	$660	$1,455	$122	$381	$660	$1,455
Class L	$148	$459	$792	$1,735	$148	$459	$792	$1,735

Great-West MFS International Value Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current Fees & Expenses			Proposed Fees & Expenses
	Institutional Class	Initial Class	Class L	Institutional Class	Initial Class	Class L
Management Fees	0.65%	0.65%	0.65%	0.67%	0.67%	0.67%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%	0.00%	0.00%	0.25%
Total Other Expenses	0.07%	0.45%	0.73%	0.05%	0.43%	0.71%
Administrative Services Fees	0.00%	0.35%	0.35%	0.00%	0.35%	0.35%
Other Expenses	0.07%	0.10%	0.38%	0.05%[1]	0.08%[1]	0.36%[1]
Total Annual Fund Operating Expenses	0.72%	1.10%	1.63%	0.72%	1.10%	1.63%
Fee Waiver and Expense Reimbursement	0.00%[2]	0.00%[2]	0.18%[2]	0.00%[3]	0.03%[3]	0.31%[3]
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.72%	1.10%	1.45%	0.72%	1.07%	1.32%

1 “Other Expenses” are based on estimated amounts for the current fiscal year.

2 GWCM has contractually agreed to pay expenses that exceed 0.85% of the Fund’s average daily net assets, excluding Distributions and Service (12b-1) Fees and Administrative Services Fees. These expense reimbursements shall continue in effect indefinitely and will be discontinued only upon termination or amendment of the investment advisory agreement with GWCM.

3 GWCM has contractually agreed to waive fees or reimburse expenses that exceed 0.72% of the Fund’s average daily net assets attributable to each Class, excluding Distribution and Service (12b-1) Fees, Administrative Services Fees, acquired fund fee expenses, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2017 and will automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement. Under the agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years, provided Total Annual Fund Operating Expenses of a Class plus such recoupment do not exceed the Expense Limit that was in place at the time of the waiver/reimbursement as well as the current Expense Limit.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the fees and expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Any applicable fee waivers and/or expense reimbursements are reflected in the below examples for the period during which such fee waivers and/or expense reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Current Fees & Expenses				Proposed Fees & Expenses
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Institutional Class	$74	$230	$401	$894	$74	$230	$401	$894
Initial Class	$112	$350	$606	$1,340	$109	$340	$590	$1,306
Class L	$148	$496	$868	$1,914	$134	$418	$723	$1,590

Great-West Multi-Manager Large Cap Growth Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current Fees & Expenses			Proposed Fees & Expenses
	Institutional Class	Initial Class	Class L	Institutional Class	Initial Class	Class L
Management Fees	0.65%	0.65%	0.65%	0.64%	0.64%	0.64%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%	0.00%	0.00%	0.25%
Total Other Expenses	0.00%	0.35%	0.35%	0.02%	0.37%	0.37%
Administrative Services Fees	0.00%	0.35%	0.35%	0.00%	0.35%	0.35%
Other Expenses	N/A	N/A	N/A	0.02%[1]	0.02%[1]	0.02%[1]
Total Annual Fund Operating Expenses	0.65%	1.00%	1.25%	0.66%	1.01%	1.26%
Fee Waiver and Expense Reimbursement	N/A	N/A	N/A	0.01%[2]	0.01%[2]	0.01%[2]
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	N/A	N/A	N/A	0.65%	1.00%	1.25%

1 “Other Expenses” are based on estimated amounts for the current fiscal year.

2 GWCM has contractually agreed to waive fees or reimburse expenses that exceed 0.65% of the Fund’s average daily net assets attributable to each Class, excluding Distribution and Service (12b-1) Fees, Administrative Services Fees, acquired fund fee expenses, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2017 and will automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement. Under the agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years, provided Total Annual Fund Operating Expenses of a Class plus such recoupment do not exceed the Expense Limit that was in place at the time of the waiver/reimbursement as well as the current Expense Limit.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the fees and expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Any applicable fee waivers and/or expense reimbursements are reflected in the below examples for the period during which such fee waivers and/or expense reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Current Fees & Expenses				Proposed Fees & Expenses
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Institutional Class	$66	$208	$362	$810	$66	$208	$362	$810
Initial Class	$102	$318	$552	$1,225	$102	$318	$552	$1,225
Class L	$127	$397	$686	$1,511	$127	$397	$686	$1,511

Great-West Multi-Manager Small Cap Growth Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current Fees & Expenses			Proposed Fees & Expenses
	Institutional Class	Initial Class	Class L	Institutional Class	Initial Class	Class L
Management Fees	0.90%	0.90%	0.90%	0.83%	0.83%	0.83%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%	0.00%	0.00%	0.25%
Total Other Expenses	0.00%	0.35%	0.35%	0.04%	0.39%	0.39%
Administrative Services Fees	0.00%	0.35%	0.35%	0.00%	0.35%	0.35%
Other Expenses[1]	N/A	N/A	N/A	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses	0.90%	1.25%	1.50%	0.87%	1.22%	1.47%
Fee Waiver and Expense Reimbursement	N/A	N/A	N/A	0.03%[2]	0.03%[2]	0.03%[2]
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	N/A	N/A	N/A	0.84%	1.19%	1.44%

1 “Other Expenses” are based on estimated amounts for the current fiscal year.

2 GWCM has contractually agreed to waive fees or reimburse expenses that exceed 0.84% of the Fund’s average daily net assets attributable to each Class, excluding Distribution and Service (12b-1) Fees, Administrative Services Fees, acquired fund fee expenses, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2017 and will automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement. Under the agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years, provided Total Annual Fund Operating Expenses of a Class plus such recoupment do not exceed the Expense Limit that was in place at the time of the waiver/reimbursement as well as the current Expense Limit.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the fees and expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Any applicable fee waivers and/or expense reimbursements are reflected in the below examples for the period during which such fee waivers and/or expense reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Current Fees & Expenses		Proposed Fees & Expenses
	1 Year	3 Years	1 Year	3 Years
Institutional Class	$92	$287	$86	$268
Initial Class	$127	$397	$121	$378
Class L	$153	$474	$147	$456

Great-West Putnam Equity Income Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current Fees & Expenses			Proposed Fees & Expenses
	Institutional Class	Initial Class	Class L	Institutional Class	Initial Class	Class L
Management Fees	0.75%	0.75%	0.75%	0.74%	0.74%	0.74%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%	0.00%	0.00%	0.25%
Total Other Expenses	0.00%	0.35%	0.35%	0.02%	0.37%	0.37%
Administrative Services Fees	0.00%	0.35%	0.35%	0.00%	0.35%	0.35%
Other Expenses	N/A	N/A	N/A	0.02%[1]	0.02%[1]	0.02%[1]
Total Annual Fund Operating Expenses	0.75%	1.10%	1.35%	0.76%	1.11%	1.36%
Fee Waiver and Expense Reimbursement	N/A	N/A	N/A	0.01%[2]	0.01%[2]	0.01%[2]
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	N/A	N/A	N/A	0.75%	1.10%	1.35%

1 “Other Expenses” are based on estimated amounts for the current fiscal year.

2 GWCM has contractually agreed to waive fees or reimburse expenses that exceed 0.75% of the Fund’s average daily net assets attributable to each Class, excluding Distribution and Service (12b-1) Fees, Administrative Services Fees, acquired fund fee expenses, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2017 and will automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement. Under the agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years, provided Total Annual Fund Operating Expenses of a Class plus such recoupment do not exceed the Expense Limit that was in place at the time of the waiver/reimbursement as well as the current Expense Limit.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the fees and expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Any applicable fee waivers and/or expense reimbursements are reflected in the below examples for the period during which such fee waivers and/or expense reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Current Fees & Expenses				Proposed Fees & Expenses
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Institutional Class	$77	$240	$417	$930	$77	$240	$417	$930
Initial Class	$112	$350	$606	$1,340	$112	$350	$606	$1,340
Class L	$137	$428	$739	$1,624	$137	$428	$739	$1,624

Great-West Putnam High Yield Bond Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current Fees & Expenses			Proposed Fees & Expenses
	Institutional Class	Initial Class	Class L	Institutional Class	Initial Class	Class L
Management Fees	0.75%	0.75%	0.75%	0.72%	0.72%	0.72%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%	0.00%	0.00%	0.25%
Total Other Expenses	0.00%	0.35%	0.35%	0.08%	[ ]%	[ ]%
Administrative Services Fees	0.00%	0.35%	0.35%	0.00%	0.35%	0.35%
Other Expenses	N/A	N/A	N/A	0.08%[1]	[ ]%[1]	[ ]%[1]
Total Annual Fund Operating Expenses	0.75%	1.10%	1.35%	0.80%	[ ]%	[ ]%
Fee Waiver and Expense Reimbursement	N/A	N/A	N/A	0.05%[2]	[ ]%[2]	[ ]%[2]
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	N/A	N/A	N/A	0.75%	1.10%	1.35%

1 “Other Expenses” are based on estimated amounts for the current fiscal year.

2 GWCM has contractually agreed to waive fees or reimburse expenses that exceed 0.75% of the Fund’s average daily net assets attributable to each Class, excluding Distribution and Service (12b-1) Fees, Administrative Services Fees, acquired fund fee expenses, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2017 and will automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement. Under the agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years, provided Total Annual Fund Operating Expenses of a Class plus such recoupment do not exceed the Expense Limit that was in place at the time of the waiver/reimbursement as well as the current Expense Limit.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the fees and expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Any applicable fee waivers and/or expense reimbursements are reflected in the below examples for the period during which such fee waivers and/or expense reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Current Fees & Expenses				Proposed Fees & Expenses
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Institutional Class	$77	$240	$417	$930	$77	$240	$417	$930
Initial Class	$112	$350	$606	$1,340	$112	$350	$606	$1,340
Class L	$137	$428	$739	$1,624	$137	$428	$739	$1,624

Great-West Real Estate Index Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current Fees & Expenses			Proposed Fees & Expenses
	Institutional Class	Initial Class	Class L	Institutional Class	Initial Class	Class L
Management Fees	0.35%	0.35%	0.35%	0.34%	0.34%	0.34%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%	0.00%	0.00%	0.25%
Total Other Expenses	0.00%	0.35%	0.35%	0.03%	[ ]%	[ ]%
Administrative Services Fees	0.00%	0.35%	0.35%	0.00%	0.35%	0.35%
Other Expenses	N/A	N/A	N/A	0.03%[1]	[ ]%[1]	[ ]%[1]
Total Annual Fund Operating Expenses	0.35%	0.70%	0.95%	0.37%	[ ]%	[ ]%
Fee Waiver and Expense Reimbursement	N/A	N/A	N/A	0.02%[2]	[ ]%[2]	[ ]%[2]
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	N/A	N/A	N/A	0.35%	0.70%	0.95%

1 “Other Expenses” are based on estimated amounts for the current fiscal year.

2 GWCM has contractually agreed to waive fees or reimburse expenses that exceed 0.35% of the Fund’s average daily net assets attributable to each Class, excluding Distribution and Service (12b-1) Fees, Administrative Services Fees, acquired fund fee expenses, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2017 and will automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement. Under the agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years, provided Total Annual Fund Operating Expenses of a Class plus such recoupment do not exceed the Expense Limit that was in place at the time of the waiver/reimbursement as well as the current Expense Limit.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the fees and expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Any applicable fee waivers and/or expense reimbursements are reflected in the below examples for the period during which such fee waivers and/or expense reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Current Fees & Expenses				Proposed Fees & Expenses
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Institutional Class	$36	$113	$197	$443	$36	$113	$197	$443
Initial Class	$72	$224	$390	$871	$72	$224	$390	$871
Class L	$97	$303	$526	$1,166	$97	$303	$525	$1,166

Great-West S&P 500® Index Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current Fees & Expenses			Proposed Fees & Expenses
	Institutional Class	Initial Class	Class L	Institutional Class	Initial Class	Class L
Management Fees	0.25%	0.25%	0.25%	0.19%	0.19%	0.19%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%	0.00%	0.00%	0.25%
Total Other Expenses	0.00%	0.35%	0.35%	0.02%	[ ]%	[ ]%
Administrative Services Fees	0.00%	0.35%	0.35%	0.00%	0.35%	0.35%
Other Expenses	N/A	N/A	N/A	0.02%[1]	[ ]%[1]	[ ]%[1]
Total Annual Fund Operating Expenses	0.25%	0.60%	0.85%	0.21%	[ ]%	[ ]%
Fee Waiver and Expense Reimbursement	N/A	N/A	N/A	0.00%[2]	[ ]%[2]	[ ]%[2]
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	N/A	N/A	N/A	0.21%	0.56%	0.81%

1 “Other Expenses” are based on estimated amounts for the current fiscal year.

2 GWCM has contractually agreed to waive fees or reimburse expenses that exceed 0.25% of the Fund’s average daily net assets attributable to each Class, excluding Distribution and Service (12b-1) Fees, Administrative Services Fees, acquired fund fee expenses, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2017 and will automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement. Under the agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years, provided Total Annual Fund Operating Expenses of a Class plus such recoupment do not exceed the Expense Limit that was in place at the time of the waiver/reimbursement as well as the current Expense Limit.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the fees and expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Any applicable fee waivers and/or expense reimbursements are reflected in the below examples for the period during which such fee waivers and/or expense reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Current Fees & Expenses				Proposed Fees & Expenses
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Institutional Class	$26	$80	$141	$318	$23	$71	$124	$280
Initial Class	$61	$192	$335	$750	$58	$183	$318	$714
Class L	$87	$271	$471	$1,049	$84	$262	$455	$1,014

Great-West S&P Mid Cap 400® Index Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current Fees & Expenses			Proposed Fees & Expenses
	Institutional Class	Initial Class	Class L	Institutional Class	Initial Class	Class L
Management Fees	0.25%	0.25%	0.25%	0.23%	0.23%	0.23%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%	0.00%	0.00%	0.25%
Total Other Expenses	0.00%	0.35%	0.35%	0.02%	0.37%	0.37%
Administrative Services Fees	0.00%	0.35%	0.35%	0.00%	0.35%	0.35%
Other Expenses	N/A	N/A	N/A	0.02%[1]	0.02%[1]	0.02%[1]
Total Annual Fund Operating Expenses	0.25%	0.60%	0.85%	0.25%	0.60%	0.85%
Fee Waiver and Expense Reimbursement	N/A	N/A	N/A	0.00%[2]	0.00%[2]	0.00%[2]
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	N/A	N/A	N/A	0.25%	0.60%	0.85%

1 “Other Expenses” are based on estimated amounts for the current fiscal year.

2 GWCM has contractually agreed to waive fees or reimburse expenses that exceed 0.25% of the Fund’s average daily net assets attributable to each Class, excluding Distribution and Service (12b-1) Fees, Administrative Services Fees, acquired fund fee expenses, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2017 and will automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement. Under the agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years, provided Total Annual Fund Operating Expenses of a Class plus such recoupment do not exceed the Expense Limit that was in place at the time of the waiver/reimbursement as well as the current Expense Limit.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the fees and expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Current Fees & Expenses				Proposed Fees & Expenses
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Institutional Class	$26	$80	$141	$318	$26	$80	$141	$318
Initial Class	$61	$192	$335	$750	$61	$192	$335	$750
Class L	$87	$271	$471	$1,049	$87	$271	$471	$1,049

Great-West S&P Small Cap 600® Index Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current Fees & Expenses			Proposed Fees & Expenses
	Institutional Class	Initial Class	Class L	Institutional Class	Initial Class	Class L
Management Fees	0.25%	0.25%	0.25%	0.23%	0.23%	0.23%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%	0.00%	0.00%	0.25%
Total Other Expenses	0.00%	0.35%	0.35%	0.02%	0.37%	0.37%
Administrative Services Fees	0.00%	0.35%	0.35%	0.00%	0.35%	0.35%
Other Expenses	N/A	N/A	N/A	0.02%[1]	0.02%[1]	0.02%[1]
Total Annual Fund Operating Expenses	0.25%	0.60%	0.85%	0.25%	0.60%	0.85%
Fee Waiver and Expense Reimbursement	N/A	N/A	N/A	0.00%[2]	0.00%[2]	0.00%[2]
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	N/A	N/A	N/A	0.25%	0.60%	0.85%

1 “Other Expenses” are based on estimated amounts for the current fiscal year.

2 GWCM has contractually agreed to waive fees or reimburse expenses that exceed 0.25% of the Fund’s average daily net assets attributable to each Class, excluding Distribution and Service (12b-1) Fees, Administrative Services Fees, acquired fund fee expenses, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2017 and will automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement. Under the agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years, provided Total Annual Fund Operating Expenses of a Class plus such recoupment do not exceed the Expense Limit that was in place at the time of the waiver/reimbursement as well as the current Expense Limit.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the fees and expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Any applicable fee waivers and/or expense reimbursements are reflected in the below examples for the period during which such fee waivers and/or expense reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Current Fees & Expenses				Proposed Fees & Expenses
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Institutional Class	$26	$80	$141	$318	$26	$80	$141	$318
Initial Class	$61	$192	$335	$750	$61	$192	$335	$750
Class L	$87	$271	$471	$1,049	$87	$271	$471	$1,049

Great-West Short Duration Bond Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current Fees & Expenses			Proposed Fees & Expenses
	Institutional Class	Initial Class	Class L	Institutional Class	Initial Class	Class L
Management Fees	0.25%	0.25%	0.25%	0.23%	0.23%	0.23%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%	0.00%	0.00%	0.25%
Total Other Expenses	0.00%	0.35%	0.35%	0.07%	[ ]%	[ ]%
Administrative Services Fees	0.00%	0.35%	0.35%	0.00%	0.35%	0.35%
Other Expenses	N/A	N/A	N/A	0.07%[1]	[ ]%[1]	[ ]%[1]
Total Annual Fund Operating Expenses	0.25%	0.60%	0.85%	0.30%	[ ]%	[ ]%
Fee Waiver and Expense Reimbursement	N/A	N/A	N/A	0.05%[2]	[ ]%[2]	[ ]%[2]
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	N/A	N/A	N/A	0.25%	0.60%	0.85%

1 “Other Expenses” are based on estimated amounts for the current fiscal year.

2 GWCM has contractually agreed to waive fees or reimburse expenses that exceed 0.25% of the Fund’s average daily net assets attributable to each Class, excluding Distribution and Service (12b-1) Fees, Administrative Services Fees, acquired fund fee expenses, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2017 and will automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement. Under the agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years, provided Total Annual Fund Operating Expenses of a Class plus such recoupment do not exceed the Expense Limit that was in place at the time of the waiver/reimbursement as well as the current Expense Limit.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the fees and expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Any applicable fee waivers and/or expense reimbursements are reflected in the below examples for the period during which such fee waivers and/or expense reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Current Fees & Expenses				Proposed Fees & Expenses
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Institutional Class	$26	$80	$141	$318	$26	$80	$141	$318
Initial Class	$61	$192	$335	$750	$61	$192	$335	$750
Class L	$87	$271	$471	$1,049	$87	$271	$471	$1,049

Great-West Stock Index Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current Fees & Expenses			Proposed Fees & Expenses
	Institutional Class	Initial Class	Class L	Institutional Class	Initial Class	Class L
Management Fees	0.25%	0.25%	0.25%	0.23%	0.23%	0.23%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%	0.00%	0.00%	0.25%
Total Other Expenses	0.00%	0.35%	0.35%	0.05%	0.40%	0.40%
Administrative Services Fees	0.00%	0.35%	0.35%	0.00%	0.35%	0.35%
Other Expenses	N/A	N/A	N/A	0.05%[1]	0.05%[1]	0.05%[1]
Total Annual Fund Operating Expenses	0.25%	0.60%	0.85%	0.28%	0.63%	0.88%
Fee Waiver and Expense Reimbursement	N/A	N/A	N/A	0.03%[2]	0.03%[2]	0.03%[2]
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	N/A	N/A	N/A	0.25%	0.60%	0.85%

1 “Other Expenses” are based on estimated amounts for the current fiscal year.

2 GWCM has contractually agreed to waive fees or reimburse expenses that exceed 0.25% of the Fund’s average daily net assets attributable to each Class, excluding Distribution and Service (12b-1) Fees, Administrative Services Fees, acquired fund fee expenses, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2017 and will automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement. Under the agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years, provided Total Annual Fund Operating Expenses of a Class plus such recoupment do not exceed the Expense Limit that was in place at the time of the waiver/reimbursement as well as the current Expense Limit.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the fees and expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Any applicable fee waivers and/or expense reimbursements are reflected in the below examples for the period during which such fee waivers and/or expense reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Current Fees & Expenses				Proposed Fees & Expenses
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Institutional Class	$26	$80	$141	$318	$26	$80	$141	$318
Initial Class	$61	$192	$335	$750	$61	$192	$335	$750
Class L	$87	$271	$471	$1,049	$87	$271	$471	$1,049

Great-West T. Rowe Price Equity Income Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current Fees & Expenses			Proposed Fees & Expenses
	Institutional Class	Initial Class	Class L	Institutional Class	Initial Class	Class L
Management Fees	0.45%	0.45%	0.45%	0.47%	0.47%	0.47%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%	0.00%	0.00%	0.25%
Total Other Expenses	0.02%	0.38%	1.09%	0.02%	0.38%	1.09%
Administrative Services Fees	0.00%	0.35%	0.35%	0.00%	0.35%	0.35%
Other Expenses	0.02%	0.03%	0.74%	0.02%[1]	0.03%[1]	0.74%[1]
Total Annual Fund Operating Expenses	0.47%	0.83%	1.79%	0.49%	0.85%	1.81%
Fee Waiver and Expense Reimbursement	0.00%[2]	0.00%[2]	0.59%[2]	0.02%[3]	0.03%[3]	0.74%[3]
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.47%	0.83%	1.20%	0.47%	0.82%	1.07%

1 “Other Expenses” are based on estimated amounts for the current fiscal year.

2 GWCM has contractually agreed to pay expenses that exceed 0.60% of the Fund’s average daily net assets, excluding Distributions and Service (12b-1) Fees and Administrative Services Fees. These expense reimbursements shall continue in effect indefinitely and will be discontinued only upon termination or amendment of the investment advisory agreement with GWCM.

3GWCM has contractually agreed to waive fees or reimburse expenses that exceed 0.47% of the Fund’s average daily net assets attributable to each Class, excluding Distribution and Service (12b-1) Fees, Administrative Services Fees, acquired fund fee expenses, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2017 and will automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement. Under the agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years, provided Total Annual Fund Operating Expenses of a Class plus such recoupment do not exceed the Expense Limit that was in place at the time of the waiver/reimbursement as well as the current Expense Limit.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the fees and expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Any applicable fee waivers and/or expense reimbursements are reflected in the below examples for the period during which such fee waivers and/or expense reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Current Fees & Expenses				Proposed Fees & Expenses
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Institutional Class	$48	$151	$263	$591	$48	$151	$263	$591
Initial Class	$85	$265	$460	$1,025	$84	$262	$455	$1,014
Class L	$122	$506	$914	$2,056	$109	$340	$590	$1,306

Great-West T. Rowe Price Mid Cap Growth Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current Fees & Expenses			Proposed Fees & Expenses
	Institutional Class	Initial Class	Class L	Institutional Class	Initial Class	Class L
Management Fees	0.65%	0.65%	0.65%	0.66%	0.66%	0.66%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%	0.00%	0.00%	0.25%
Total Other Expenses	0.02%	0.38%	0.52%	0.02%	0.38%	0.52%
Administrative Services Fees	0.00%	0.35%	0.35%	0.00%	0.35%	0.35%
Other Expenses	0.02%	0.03%	0.17%	0.02%[1]	0.03%[1]	0.17%[1]
Total Annual Fund Operating Expenses	0.67%	1.03%	1.42%	0.68%	1.04%	1.43%
Fee Waiver and Expense Reimbursement	0.00%[2]	0.00%[2]	0.12%[2]	0.01%[3]	0.02%[3]	0.16%[3]
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.67%	1.03%	1.30%	0.67%	1.02%	1.27%

1 “Other Expenses” are based on estimated amounts for the current fiscal year.

2 GWCM has contractually agreed to pay expenses that exceed 0.70% of the Fund’s average daily net assets, excluding Distributions and Service (12b-1) Fees and Administrative Services Fees. These expense reimbursements shall continue in effect indefinitely and will be discontinued only upon termination or amendment of the investment advisory agreement with GWCM.

3 GWCM has contractually agreed to waive fees or reimburse expenses that exceed 0.67% of the Fund’s average daily net assets attributable to each Class, excluding Distribution and Service (12b-1) Fees, Administrative Services Fees, acquired fund fee expenses, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2017 and will automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement. Under the agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years, provided Total Annual Fund Operating Expenses of a Class plus such recoupment do not exceed the Expense Limit that was in place at the time of the waiver/reimbursement as well as the current Expense Limit.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the fees and expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Any applicable fee waivers and/or expense reimbursements are reflected in the below examples for the period during which such fee waivers and/or expense reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Current Fees & Expenses				Proposed Fees & Expenses
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Institutional Class	$68	$214	$373	$835	$68	$214	$373	$835
Initial Class	$105	$328	$569	$1,259	$104	$325	$563	$1,248
Class L	$132	$437	$763	$1,687	$129	$403	$697	$1,534

Great-West Templeton Global Bond Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current Fees & Expenses			Proposed Fees & Expenses
	Institutional Class	Initial Class	Class L	Institutional Class	Initial Class	Class L
Management Fees	0.95%	0.95%	0.95%	0.58%	0.58%	0.58%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%	0.00%	0.00%	0.25%
Total Other Expenses	0.00%	0.35%	0.35%	0.17%	[ ]%	[ ]%
Administrative Services Fees	0.00%	0.35%	0.35%	0.00%	0.35%	0.35%
Other Expenses	N/A	N/A	N/A	0.17%[1]	[ ]%[1]	[ ]%[1]
Total Annual Fund Operating Expenses	0.95%	1.30%	1.55%	0.75%	[ ]%	[ ]%
Fee Waiver and Expense Reimbursement	N/A	N/A	N/A	0.09%[2]	[ ]%[2]	[ ]%[2]
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	N/A	N/A	N/A	0.66%	1.01%	1.26%

1 “Other Expenses” are based on estimated amounts for the current fiscal year.

2 GWCM has contractually agreed to waive fees or reimburse expenses that exceed 0.66% of the Fund’s average daily net assets attributable to each Class, excluding Distribution and Service (12b-1) Fees, Administrative Services Fees, acquired fund fee expenses, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2017 and will automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement. Under the agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years, provided Total Annual Fund Operating Expenses of a Class plus such recoupment do not exceed the Expense Limit that was in place at the time of the waiver/reimbursement as well as the current Expense Limit.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the fees and expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Any applicable fee waivers and/or expense reimbursements are reflected in the below examples for the period during which such fee waivers and/or expense reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Current Fees & Expenses				Proposed Fees & Expenses
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Institutional Class	$97	$303	$525	$1,166	$67	$211	$368	$822
Initial Class	$132	$412	$713	$1,568	$103	$322	$558	$1,236
Class L	$158	$490	$845	$1,845	$128	$400	$692	$1,523

Great-West U.S. Government Mortgage Securities Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current Fees & Expenses			Proposed Fees & Expenses
	Institutional Class	Initial Class	Class L	Institutional Class	Initial Class	Class L
Management Fees	0.25%	0.25%	0.25%	0.23%	0.23%	0.23%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%	0.00%	0.00%	0.25%
Total Other Expenses	0.00%	0.35%	0.35%	0.04%	[ ]%	[ ]%
Administrative Services Fees	0.00%	0.35%	0.35%	0.00%	0.35%	0.35%
Other Expenses	N/A	N/A	N/A	0.04%[1]	[ ]%[1]	[ ]%[1]
Total Annual Fund Operating Expenses	0.25%	0.60%	0.85%	0.27%	[ ]%	[ ]%
Fee Waiver and Expense Reimbursement	N/A	N/A	N/A	0.02%[2]	[ ]%[2]	[ ]%[2]
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	N/A	N/A	N/A	0.25%	0.60%	0.85%

1 “Other Expenses” are based on estimated amounts for the current fiscal year.

2 GWCM has contractually agreed to waive fees or reimburse expenses that exceed 0.25% of the Fund’s average daily net assets attributable to each Class, excluding Distribution and Service (12b-1) Fees, Administrative Services Fees, acquired fund fee expenses, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2017 and will automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement. Under the agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years, provided Total Annual Fund Operating Expenses of a Class plus such recoupment do not exceed the Expense Limit that was in place at the time of the waiver/reimbursement as well as the current Expense Limit.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If reflected, the fees and expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Any applicable fee waivers and/or expense reimbursements are reflected in the below examples for the period during which such fee waivers and/or expense reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Current Fees & Expenses				Proposed Fees & Expenses
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Institutional Class	$26	$80	$141	$318	$26	$80	$141	$318
Initial Class	$61	$192	$335	$750	$61	$192	$335	$750
Class L	$87	$271	$471	$1,049	$87	$271	$471	$1,049

APPENDIX F

PAYMENTS TO GWL&A UNDER THE ADMINISTRATIVE SERVICES AGREEMENT

For the fiscal year ended December 31, 2015, GWL&A was paid by GWCM from January 1, 2015 through April 30, 2015 and by the Funds from May 1, 2015 through December 31, 2015 the following for its recordkeeping and administrative services to shareholders and account owners who invest their assets in the Funds:

Fund	Amount Paid
Great-West Ariel Mid Cap Value	$364,647
Great-West Bond Index	$811,327
Great-West Federated Bond	$77,698
Great-West Goldman Sachs Mid Cap Value	$141,360
Great-West Government Money Market[1]	$55,092
Great-West International Index	$361,597
Great-West Invesco Small Cap Value	$24,134
Great-West Loomis Sayles Bond	$856,397
Great-West Loomis Sayles Small Cap Value	$234,736
Great-West MFS International Growth	$101,192
Great-West MFS International Value	$534,850
Great-West Multi-Manager Large Cap Growth	$61,299
Great-West Multi-Manager Small Cap Growth[2]	$7,436
Great-West Putnam Equity Income	$120,688
Great-West Putnam High Yield Bond	$26,807
Great-West Real Estate Index	$172,244
Great-West S&P 500® Index	$3,330,912
Great-West S&P Mid Cap 400® Index	$559,168
Great-West S&P Small Cap 600® Index	$1,144,314
Great-West Short Duration Bond	$113,494
Great-West Stock Index	$691,322
Great-West T. Rowe Price Equity Income	$815,154
Great-West T. Rowe Price Mid Cap Growth	$1,789,247
Great-West Templeton Global Bond	$182,866
Great-West U.S. Government Mortgage Securities	$342,964

1 GWL&A waived administrative services fees for the Fund in the amount of $1,069,037.

2 Fund commenced operations on September 10, 2015.

F-1

APPENDIX G

BENEFICIAL OWNERS

(HOLDING MORE THAN 5% OF THE OUTSTANDING SHARES

OF THE FUNDS AS OF NOVEMBER 23, 2016)

Fund:	Entity or Individual:	Address:	Number of shares outstanding:	Number of shares held by entity or individual:	Percentage of total shares outstanding held by entity or individual:

[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

G-1

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website.
To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.
To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E15319-P84445            KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors unanimously recommends a vote FOR the following:

1.	To elect the current directors to the Board of Directors:		For	Against	Abstain

	1a.	Gail H. Klapper	☐	☐	☐	2.	To consider and act upon any other business that may properly come before the meeting or any adjournment thereof.

	1b.	Stephen G. McConahey	☐	☐	☐

To elect the nominees to the Board of Directors:

	1c.	David L. Musto	☐	☐	☐

	1d.	Steven A. Lake	☐	☐	☐

	1e.	R. Timothy Hudner	☐	☐	☐

WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE. YOUR PROMPT ATTENTION TO THIS MATTER WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

PLEASE DATE AND SIGN NAME(S) TO AUTHORIZE THE VOTING OF THE SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS AN EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders:

The Notice of Annual Meeting and Proxy Statement is available at www.proxyvote.com.

— — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — —

E15320-P84445

GREAT-WEST FUNDS, INC.

Proxy Ballot for Annual Meeting of Shareholders - February 21, 2017

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUNDS

The undersigned hereby appoints Ryan L. Logsdon and Cara B. Owen, or any of them, to be the attorneys and proxies of the undersigned at the Annual Meeting of Shareholders of Great-West Funds, Inc. to be held at 8515 East Orchard Road, Greenwood Village, Colorado 80111, at 10:30 am, Mountain Time, on February 21, 2017, and at any adjournment thereof, and to represent and cast the votes held on record by the undersigned on November 23, 2016, upon the proposals on the reverse side and as set forth in the Notice of Annual Meeting and Proxy Statement for such meeting.

This Proxy will be voted as specified. FOR SEPARATE ACCOUNT CONTRACT OWNERS, IF NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED IN THE SAME PROPORTION AS THOSE FOR WHICH SPECIFICATIONS ARE MADE. The Board of Directors recommends a vote FOR the proposals.

This Proxy may be revoked by the Shareholder (Contract Owner) at any time prior to the Annual Meeting of Shareholders.

{THIS IS YOUR BALLOT FORM - PLEASE COMPLETE, SIGN AND RETURN}

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website.
To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.
To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E15319-P84445            KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

The Board of Directors unanimously recommends a vote FOR the following:

1.	To elect the current directors to the Board of Directors:		For	Against	Abstain			For	Against	Abstain

	1a.	Gail H. Klapper	☐	☐	☐	2.	To approve an amended and restated new investment advisory agreement between Great-West Funds, Inc. and Great-West Capital Management, LLC.	☐	☐	☐

	1b.	Stephen G. McConahey	☐	☐	☐	3.	consider and act upon any other business that may properly come before the meeting or any adjournment thereof.	☐	☐	☐
	To elect the nominees to the Board of Directors:

	1c.	David L. Musto	☐	☐	☐

	1d.	Steven A. Lake	☐	☐	☐

	1e.	R. Timothy Hudner	☐	☐	☐

WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE. YOUR PROMPT ATTENTION TO THIS MATTER WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

PLEASE DATE AND SIGN NAME(S) TO AUTHORIZE THE VOTING OF THE SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS AN EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders:

The Notice of Annual Meeting and Proxy Statement is available at www.proxyvote.com.

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E15322-P84445

GREAT-WEST FUNDS, INC.

Proxy Ballot for Annual Meeting of Shareholders - February 21, 2017

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUNDS

The undersigned hereby appoints Ryan L. Logsdon and Cara B. Owen, or any of them, to be the attorneys and proxies of the undersigned at the Annual Meeting of Shareholders of Great-West Funds, Inc. to be held at 8515 East Orchard Road, Greenwood Village, Colorado 80111, at 10:30 am, Mountain Time, on February 21, 2017, and at any adjournment thereof, and to represent and cast the votes held on record by the undersigned on November 23, 2016, upon the proposals on the reverse side and as set forth in the Notice of Annual Meeting and Proxy Statement for such meeting.

This Proxy will be voted as specified. FOR SEPARATE ACCOUNT CONTRACT OWNERS, IF NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED IN THE SAME PROPORTION AS THOSE FOR WHICH SPECIFICATIONS ARE MADE. The Board of Directors recommends a vote FOR the proposals.

This Proxy may be revoked by the Shareholder (Contract Owner) at any time prior to the Annual Meeting of Shareholders.

{THIS IS YOUR BALLOT FORM - PLEASE COMPLETE, SIGN AND RETURN}